                                                                     EXHIBIT 3.3

                             ARTICLES OF AMENDMENT
                                       TO
                            THE AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                        CONVERGENT COMMUNICATIONS, INC.

                         Pursuant to the Provisions of
               Section 7-106-102 of the Business Corporation Act
                            of the State of Colorado

          CONVERGENT COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Colorado, hereby certifies that, pursuant to authority contained in its Amended and Restated Articles of Incorporation and in accordance with Sections 7-106-102 and 7-108-206 of the Business Corporation Act of the State of Colorado, the Preferred Stock Committee of the Board of Directors of the Corporation on March 16, 1999, duly adopted the following resolution without shareholder action, such shareholder action not being required:

          RESOLVED, that pursuant to authority expressly granted by the Amended and Restated Articles of Incorporation of Convergent Communications, Inc., a Colorado corporation (the "Corporation") and the Board of Directors of the Corporation at its meeting held on March 15, 1999, the Preferred Stock Committee of the Board of Directors of the Corporation hereby creates and authorizes the issuance of a series of the preferred stock, no par value, of the Corporation, to consist of eight hundred thousand shares, and hereby fixes the designation, dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of such series (in addition to any thereof set forth in the Corporation's Amended and Restated Articles of Incorporation that are applicable to the Corporation's preferred stock of all series) as follows:


Section 1.     Designation; Original Issuance; Status of Reacquired or Converted
               -----------------------------------------------------------------
Shares.
------

          1.1 The designation of the series of the preferred stock, no par value, of the Corporation authorized hereby is "Series A Senior Convertible Preferred Stock" (the "Series A Preferred Stock"). The dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of such series are as set forth in these Articles.

          1.2 Shares of the Series A Preferred Stock shall be originally issued pursuant to the Purchase Agreement (as defined in Section 2 below) and,
                                                  ---------
thereafter, no additional shares of

Series A Stock shall be issued by the Corporation other than with the prior written consent of the Majority Holders (as defined in Section 2 below).
                                                       ---------

          1.3 All shares of Series A Preferred Stock received by the Corporation upon conversion or redeemed, retired, purchased or otherwise acquired by the Corporation or any of its Subsidiaries shall be retired and shall be restored to the status of authorized, undesignated and unissued shares of preferred stock of the Corporation and, subject to the restrictions contained in these Articles, may be reissued as part of another series of the preferred stock of the Corporation, but such shares shall not be reissued as Series A Preferred Stock.

Section 2.     Certain Definitions.
               -------------------

          The terms defined in this Section 2 shall have the meanings herein
                                    ---------
specified:

          "Adjustment Date" has the meaning set forth in Section 10.3(d).
                                                         ---------------

          "Additional Shares of Common Stock" means any shares of Common Stock issued or deemed to be issued by the Corporation after the Closing Time (other than shares issued upon conversion of any Series A Share or exercise of any Warrant).

          "Adjustment Commencement Date" means the first to occur of (i) the date of any Sale of the Company or (ii) the fifth anniversary of the Closing Date.

          "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act. The term "affiliated" (whether or not capitalized) shall have a correlative meaning. For purposes hereof, neither the Corporation nor any Subsidiary shall be deemed to be an Affiliate of any Purchaser and no Purchaser nor any Affiliate of any Purchaser shall be deemed to be an Affiliate of the Corporation.

          "Bankruptcy Code" means Title 11 of the United States Code.

          "Beneficial Owner" means a beneficial owner within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, as interpreted by the Commission, provided that a Person shall be deemed to have beneficial ownership of all securities that such Person has a right to acquire without regard to the 60 day limitation in subdivision (d)(i) of such Rule 13d-3.The terms (whether or not capitalized) "beneficially own" and "owned beneficially" shall have correlative meanings.

          "Board" means the Board of the Corporation.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in either New York, New York, or the city and state in which the principal executive offices of the Corporation within the United States are located are authorized or obligated by law or executive order to close.

          "capital stock" when used with respect to any corporation means (unless the context otherwise indicates) any and all shares of capital stock (however designated) of such corporation, including each class and series of common stock and preferred stock of such corporation, any class or series, any and all stock appreciation rights and any and all equivalents of any of the foregoing, and including any security or interest convertible into or warrant, option or other right (absolute or contingent) to subscribe for, purchase or otherwise acquire any of the foregoing, in each case whether or not evidenced by any certificate, instrument or other document and whether voting or nonvoting.

          "Change of Control" has the meaning set forth in Section 101 of the Indenture. The definition of such term, together with the definitions of all capitalized terms used therein that are also defined in the Indenture, are hereby incorporated herein by reference.

          "Closing Date" means the date of the closing of the consummation of the first issuance of Series A Shares to one or more of the Purchasers pursuant to the Purchase Agreement.

          "Closing Time" means 10:00 A.M., New York City time, on the Closing Date.

          "Commission" means the Securities and Exchange Commission or any successor federal agency administering the Securities Act.

          "Common Stock" means the Common Stock, no par value, of the Corporation as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and (except where the context otherwise requires) shall also include (i) capital stock of the Corporation of each and every other class or series (regardless of how denominated) which is also not preferred as to dividends or assets on liquidation over any other class or series of stock of the Corporation and which is not subject to redemption and
(ii) shares of common stock of any successor or acquiring corporation (as defined in Section 10.16) received by or distributed to the holders of Common
           -------------
Stock of the Corporation in the circumstances contemplated by such Section.

          "Company Parties" means the Corporation and its Subsidiaries.

          "Compensation Committee" has the meaning set forth in Section 7.6(a).
                                                                --------------

          "Conversion Price" means, as of any time and with respect to any Series A Share, the initial price of Five Dollars, as such initial price shall have from time to time been cumulatively adjusted pursuant to Section 10 through
                                                              ----------
such time.

          "Conversion Rate" means, as of any time and with respect to any Series A Share, the kind, number and amount of securities and other property that would be issuable upon conversion of such Series A Share if converted on and as of such time, determined in accordance with Section 9 and Section 10 after giving
                                         ---------     ----------
cumulative effect to all adjustments pursuant to Section 10 through such time.
                                                 ----------

          "Conversion Securities" means, with respect to any Series A Share at any time, each class and series of Conversion Stock, each class, series and issue of any other securities, and any Rights with respect to any of such Conversion Stock or other securities, any shares, number or other amount of which at such time are deliverable upon conversion of any Series A Share.

          "Conversion Stock" means, with respect to any Series A Share at any time, the Common Stock, each other class or series of capital stock and any Rights with respect to any of the foregoing any shares, number or other amount of which at such time is deliverable upon conversion of any Series A Share.

          "Convertible Securities" means evidences of indebtedness, shares of stock or other securities or obligations (except the Series A Preferred Stock and the Warrants) that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for any Common Stock, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

          "Current Market Price" means, in respect of any share of Common Stock as of any time,

     (i) if the Common Stock shall not then be Publicly Traded, the Fair Market Value per share of Common Stock as at such date as determined by the Board in good faith (subject to Section 10.8(e), if applicable), or
                                          ---------------

     (ii) if the Common Stock is then Publicly Traded, the average of the reported last sales prices for the ten consecutive Trading Days commencing twenty Trading Days before the date in question.

The reported last sales price for each Trading Day shall be

     (i) the reported last sales price, regular way, as reported on the New York Stock Exchange Composite Tape, or

     (ii) if not listed or admitted to trading on the New York Stock Exchange, on the National Market tier of The Nasdaq Stock Market, or

    (iii) if the Common Stock is not listed or admitted to trading on the National Market tier of the Nasdaq Stock Market at such time, in the principal consolidated or composite transaction reporting system on the principal national securities exchange on which such security is listed or admitted to trading, or

    (iv) if such security is not quoted on such National Market tier, the average of the highest bid and lowest asked prices on such day as reported by The Nasdaq Stock Market.

As used herein, the term "Trading Day" means a day on which the New York Stock Exchange, each national securities exchange on which the Common Stock is listed and The Nasdaq Stock Market are open for business, provided that if no sales of
                                                   --------
the Common Stock take place on such day on the relevant exchange or stock market determined under the immediately preceding sentence, such day shall not be a Trading Day. The Common Stock shall be considered to be "Publicly Traded" as of any date if on such date (i) the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and (ii) the Common Stock is listed for trading on a national securities exchange registered under the Exchange Act or traded in the over-the-counter market and quoted on The Nasdaq Stock Market.

          "Dividend Rate" means the rate of twelve and one-half percent (12.5%) per annum; provided, that if any Series A Shares remain outstanding after the
           --------
Adjustment Commencement Date, then the Dividend Rate shall be increased on each and every successive Quarterly Adjustment Date by one and one-half percent (1.5%), up to a maximum rate of twenty percent (20%) per annum.

          "Election Form" has the meaning set forth in Section 3.7(a)(i).
                                                       -----------------

          "Employee Option" means any option to purchase Common Stock for cash, which is granted by or with the approval of the Board to any director, officer, employee or consultant of the Corporation or any subsidiary of the Corporation pursuant to (i) the Corporation's stock option plans disclosed in a schedule to the Purchase Agreement and as in effect on the Closing Date or (ii) any other option plan adopted by the Corporation after the Closing Date with (A) if adopted before a Qualifying IPO, the prior approval of the Majority Holders or
(B) if adopted after a Qualifying IPO, with the approval of the Corporation's common stockholders or the Majority Holders (collectively, the "Stock Option Plans").

          "Entity" means any corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, other unincorporated business or organization or other Person which is not either a natural person or a governmental authority or agency.

          An "equity interest" in or of any Entity includes any capital stock or other equity security issued by such Entity, any partnership (general or limited) or joint venture interest in such

Entity, any other equity, ownership, participating or beneficial interest in such Entity, any stock appreciation or other equity appreciation right with respect to such Entity, and any equivalent of any of the foregoing, regardless of how denominated and whether voting or non-voting, and any security or interest convertible into or warrant, option or other right (absolute or contingent) to subscribe for, purchase or otherwise acquire, any of the foregoing, in each case whether or not evidenced by any certificate, instrument or other document and whether voting or nonvoting.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Existing Rights" means all Rights (including stock options issued pursuant to the Corporation's Stock Option Plans) and Convertible Securities, not including any Series A Shares or Warrants, which were outstanding at the Closing Time and disclosed on a schedule to the Purchase Agreement.

          "Fair Market Value" means, in respect of any security, asset or other property, the price at which a willing seller would sell and a willing buyer would buy such security, asset or other property having full knowledge of the facts, in an arm's-length auction transaction without time constraints, and without being under any compulsion to buy or sell. The Fair Market Value of a share of Common Stock as of any time shall be determined as of the last day of the most recent calendar month which ended prior to such time, shall be determined without giving effect to any discount for a minority interest, to any lack of liquidity of the Common Stock or to the fact that the Corporation may have no class of equity security registered under the Exchange Act. The Fair Market Value of the Corporation shall be determined on a going concern basis, and on the basis that the management and other key employees of the Corporation and its subsidiaries will continue to be employed indefinitely and without treating as liabilities the amount, if any, payable or which may be payable by the Corporation pursuant to the indemnification provisions of the Purchase Agreement.

          "Holder" means (whether or not capitalized) a Person in whose name any Series A Share is registered on the books of the Corporation maintained for such purpose.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

          "Indenture" means the Indenture, dated as of April 2, 1998, between the Corporation and Norwest Bank Colorado, N.A., a national banking association, as Trustee, as in effect at the Closing Time, regardless of any subsequent amendment, modification, termination or expiration thereof.

          "Insolvency Law" means the Bankruptcy Code and any other law, foreign, federal or state, relating to bankruptcy, receivership, reorganization, insolvency, adjustment, compromise or extension of debt or other relief of a debtor from creditors.

          "Investor Rights Agreement" means the Investor Rights Agreement, dated as of the Closing Date, among the Corporation and the Purchasers, as it may be further amended from time to time in accordance with its terms.

          "Issue Date" means, with respect to any Series A Share, the date of original issuance of such Series A Share. The date of original issuance of the Series A Shares issued upon the First Closing (as defined in the Purchase Agreement) shall be the First Closing Date (as defined in the Purchase Agreement) and the date of original issuance of the Series A Shares issued upon the Second Closing (as defined in the Purchase Agreement) shall be the Second Closing Date (as defined in the Purchase Agreement).

          "Junior Stock" means (i) each class or series of Common Stock, (ii) any other class or series of capital stock of the Corporation hereafter created, other than (A) any class or series of Parity Stock (except to the extent provided under clause (iii) of this sentence) and (B) any class or series of Senior Stock (except to the extent provided under clause (iii) of this sentence), and (iii) any class or series of Parity Stock or Senior Stock to the extent that it ranks junior to the Series A Preferred Stock as to dividend rights, rights of redemption or rights on liquidation, as the case may be. For purposes of clause (iii) above, a class or series of Parity Stock or Senior Stock shall rank junior to the Series A Preferred Stock as to dividend rights, rights of redemption or rights on liquidation if the holders of shares of Series A Preferred Stock shall be entitled to dividend payments, payments on redemption or payments of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or series.

          "Liquidation Price" means, with respect to any share of Series A Preferred Stock as of any date of determination, the amount equal to the Stated Value of such share plus the aggregate amount of all accrued and unpaid dividends on such share (whether or not earned or declared and whether or not there are unrestricted funds of the Corporation legally available for the payment of dividends), if any, as of such date of determination.

          "Majority Holders" means, as of any time, the holder or holders of record of at least a majority of the Series A Shares then outstanding.

          "Notes" means the Corporation's 13% Series B Senior Notes due 2008 issued under the Indenture.

          "Outstanding Common Shares" means, as of any time, all issued and outstanding shares of Common Stock as of such date, except shares then owned or held by or for the account of the Corporation or any subsidiary thereof. Outstanding Common Shares shall not include any shares issuable upon exercise, conversion or exchange of any Rights or Convertible Securities or issuable in payment of any dividend or other distribution which has been declared but not actually paid, nor any other shares which have not actually been issued.

          "Parity Stock" means each class or series of capital stock of the Corporation, if any, hereafter created with the approval of the Majority Holders and ranking on a parity basis with the Series A Preferred Stock as to any of dividends, rights of redemption or rights on liquidation. Capital stock of any class or series shall rank on a parity as to dividends, rights of redemption or rights on liquidation with shares of Series A Preferred Stock, whether or not the dividend rates, dividend payment dates, redemption or liquidation prices per share or sinking fund provisions, if any, are different from those of the Series A Preferred Stock if the holders of such stock shall be entitled to the receipt of dividends, amounts distributable upon dissolution, liquidation or winding up of the Corporation or redemption payments, as the case may be, in proportion to their respective dividend rates, liquidation prices or redemption prices, respectively, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Series A Preferred Stock. No class or series of capital stock that ranks junior to the Series A Preferred Stock as to rights on liquidation shall rank or be deemed to rank on a parity basis with the Series A Preferred Stock as to dividend rights or rights of redemption, unless the instrument creating or evidencing such class or series of capital stock otherwise expressly provides.

          "Permitted Holders" has the meaning set forth in Section 101 of the Indenture. The definition of such term, together with the definitions of all capitalized terms used therein that are also defined in the Indenture, are hereby incorporated herein by reference.

          "Person" means any individual, corporation, limited liability company, general or limited partnership, joint venture, association, joint stock company, trust, unincorporated business or organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual, fiduciary or other capacity.

          "Preferred Interest" as applied to the equity interests of any Person means equity interests of any class or classes (however designated) which are preferred as to the payments of dividends or distributions, as to rights of redemption or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over equity interests of any other class of such Person.

          "Purchase Agreement" means the Securities Purchase Agreement, dated as of the Closing Date, between the Corporation and the Purchasers, as the same may be amended from time to time in accordance with its or their respective terms and with the prior written consent of the Majority Holders.

          "Purchasers" means each of the SCP Partnerships and each other Person, if any, who purchases shares of Series A Preferred Stock pursuant to the Purchase Agreement, either at the First Closing (as defined in the Purchase Agreement) or at the Second Closing (as defined in the Purchase Agreement).

          "Quarterly Adjustment Date" means each and any January 1, April 1, July 1 and October 1 of each and any year.

          "Qualifying IPO"means the consummation of a single public offering of the Corporation's Common Stock registered under the Securities Act generating gross proceeds to the Corporation of at least $50 million.

          "Redeemable Stock" has the meaning set forth in Section 10.2(b).
                                                          ---------------

          "Redemption Agent" has the meaning set forth in Section 6.5.
                                                          -----------

          "Redemption Date" as to any share of Series A Preferred Stock shall mean:

               (i)   in the case of a redemption pursuant to Section 6.1, the
                                                             -----------
Scheduled Redemption Date;

               (ii)  in the case of a redemption pursuant to Section 6.2 or
                                                             -----------
Section 6.3, the date determined pursuant to such Section; or
-----------

               (iii) in the case of a redemption pursuant to Section 6.4,  the
                                                             -----------
date after the fifth anniversary of the Closing Date specified in the notice of redemption given in accordance with Section 6.6;
                                    -----------

provided that, except as expressly provided in section 10.19, for purposes of
--------                                       -------------
all provisions of these Articles, including any provision under which any Series A Share is stated to cease to be outstanding or convertible on or as of the Redemption Date or any date determined by reference to the Redemption Date, in none of the foregoing cases shall such date be a Redemption Date unless (A) the applicable Redemption Price is actually indefeasibly paid in full on such date or (B) such date is a Business Day and the consideration sufficient for the payment thereof, and for no other purpose, has been indefeasibly deposited in a trust fund with the Redemption Agent, with irrevocable instructions and authority to the Redemption Agent to pay the Redemption Price, all in accordance with Section 6.7, and if the Redemption Price is not so indefeasibly paid in
     -----------
full or the consideration sufficient therefor is not so indefeasibly deposited, then the Redemption Date will be the date on which such Redemption Price indefeasibly and is fully paid or the first Business Day on which the consideration sufficient for the payment thereof, and for no other purpose, has been so indefeasibly deposited, except that this proviso is not intended to eliminate, qualify, modify or limit the rights of the holders of the Series A Preferred Stock under any provision of these Articles, or any other rights or remedies which such holders may have at law, in equity or by contract in the event of the failure of the Corporation to redeem shares of Series A Preferred Stock as and when required by these Articles.

          "Redemption Price" means, as to any share of Series A Preferred Stock that is to be redeemed on any redemption date pursuant to Section 6.1, Section
                                                          -----------  -------
6.2, Section 6.3 or Section 6.4, the Redemption Price of such share determined
---  -----------    -----------
pursuant to such Section.

          "Reference Price" means, as of any time, the higher of (x) the Conversion Price then in effect or (y) the Current Market Price per share of the Common Stock determined as of such time.

          A "Reorganization Event" shall be deemed to have occurred upon the happening of any of the following:

          (i) the appointment of a receiver or trustee to administer all or a substantial portion of the Corporation or any material Subsidiary's assets which shall remain in effect for 60 days;

          (ii) the filing by the Corporation or any material Subsidiary of a voluntary petition for relief under any Insolvency Law or of a pleading in any court of record admitting in writing its inability to pay its debts as they become due;

          (iii) the making by the Corporation or any material Subsidiary of a general assignment for the benefit of creditors;

          (iv) the filing by the Corporation or any material Subsidiary of an answer admitting the material allegations of, or its consenting to or defaulting in answering, a petition for relief filed against it in any proceeding under any Insolvency Law; or

          (v) the entry of an order, judgment or decree by any court of competent jurisdiction granting relief against the Corporation or any material Subsidiary in an involuntary proceeding under any Insolvency Law and the continuance of any such decree or order for relief unstayed and in effect for a period of 60 consecutive days.

          "Restricted Subsidiary" has the meaning set forth in Section 101 of the Indenture. The definition of such term, together with the definitions of all capitalized terms used therein that are also defined in the Indenture, are hereby incorporated herein by reference.

          "Rights" means any options, warrants or other rights (except Convertible Securities and the Series A Preferred Stock), however denominated, to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

          "Sale of the Company" means any of the following:

               (i)  any Change of Control; or

          (ii) any "person" (within the meaning of that term as used in the rules under Section 13(d) and 14(d) of the Exchange Act, as interpreted by the Commission), other than any SCP Partnership or any Affiliate of any SCP Partnership or any group of persons acting in concert which includes any SCP Partnership or any Affiliate of any SCP Partnership and other than the Permitted Holders, at any time becomes the Beneficial Owner, directly or indirectly and whether as a result of issuances, redemptions or repurchases by the Corporation of Common Stock or transfers of Common Stock by stockholders of the Corporation, of Common Stock representing 50% or more of the combined voting power with respect to the election of directors of the Corporation represented by all then outstanding Common Stock of the Corporation or, prior to a Qualifying IPO, representing more voting power with respect to the election of directors of the Corporation than the combined voting power of the Common Stock Beneficially Owned by the Permitted Holders; or

          (iii) the Corporation consolidates with, or merges with or into, another Person, sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets directly or indirectly to any Person, or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which the outstanding Common Stock of the Corporation is converted into or exchanged for cash, securities, equity interests or other property and immediately after such transaction the Persons who were the Beneficial Owners of the outstanding Common Stock of the Corporation immediately prior to such transaction are not the beneficial owners, directly or indirectly, of more than 50% of the combined voting power represented by all then outstanding common stock of the surviving or transferee Person; or

          (iv) the Corporation, in one or more transactions, sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person or Persons; or

          (v) the Corporation or any of its Subsidiaries purchase, lease or otherwise acquire assets of any Person or Persons, in one or a series of related transactions, for consideration consisting in whole or in part of Common Stock, Convertible Securities or Rights and the number of shares of Common Stock issued by the Corporation (including all shares issuable or purchasable upon exercise of all such Convertible Securities and Rights) in such transaction is equal to 50% or more of the number of fully diluted shares of Common Stock outstanding immediately prior to such transaction (or the first of such series of transactions); or

                (vi)     any Reorganization Event.

          "Scheduled Redemption Date" means the later of (i) the fifth anniversary of the Closing Date and (ii) the day after the final maturity date of the Notes; provided that in no event shall the Scheduled Redemption Date be
              --------
on any date that would cause the Series A Preferred to be "Disqualified Stock" (as defined in the Indenture) so long as any Notes are outstanding.

          "SCP Partnerships" means Sandler Capital Partners IV, L.P., a Delaware limited partnership, and Sandler Capital FTE Partners, L.P., a Delaware limited partnership, or their respective successors.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          "Senior Stock" means each class or series of capital stock of the Corporation, if any, hereafter created with the approval of the Majority Holders and ranking prior to the Series A Preferred Stock as to dividends, rights of redemption or rights on liquidation, as the case may be. Capital stock of any class or series shall rank prior to the Series A Preferred Stock as to dividends, upon redemption or upon liquidation if the holders of such class or series shall be entitled to the receipt of dividends, payments on redemption or payments of amounts distributable upon the dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of Series A Preferred Stock. No class or series of capital stock that ranks junior to or on parity with the Series A Preferred Stock as to rights on liquidation shall rank or be deemed to rank as senior to the Series A Preferred Stock as to dividend rights or rights of redemption, unless the instrument creating or evidencing such class or series of capital stock otherwise expressly provides.

          "Series A Articles of Amendment" means the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation setting forth the resolution of the Board creating and authorizing the issuance of the Series A Preferred Stock and filed with the Colorado Secretary of State pursuant to Section 7-106-102 of the Colorado Business Corporation Act or any successor provisions of the Corporation's Articles of Incorporation, as the same may have been amended prior to or concurrently with the Closing Time and thereafter may be amended.

          "Series A Director" has the meaning set forth in Section 7.1.
                                                           -----------

          "Series A Preferred Stock" has the meaning set forth in Section 1.1.
                                                                  -----------

          "Series A Share" means any issued and outstanding share of Series A Preferred Stock. In no event shall shares of Series A Preferred Stock owned or held by or for the account of the Corporation or any subsidiary thereof be deemed to be issued and outstanding for any purpose.

          "Stated Value" means, with respect to each share of Series A Preferred Stock, the amount of Twenty-Five Dollars.

          "Stock Option Plans" has the meaning given to such term within the definition of Employee Option, as set forth above.

          "Subsidiary" means, as of any time, each Entity as to which any of the following statements is true as of such time:

          (iv) such Entity is an Affiliate of the Corporation which is controlled by the Corporation, or

          (v) the Corporation owns or controls, directly or indirectly through one or more intermediaries, 50% or more of the outstanding equity interests in such Entity having ordinary voting power to elect a majority of the members of the Board or joint venture, partnership or other management committee, trustees, managers or other Persons ordinarily having the power, authority or responsibility for managing or directing the management of such Entity, or

          (vi) the Corporation, directly or indirectly through one or more intermediaries, is entitled under ordinary circumstances to 50% or more of the profits or losses of such Entity or to receive upon dissolution and liquidation of such Entity 50% or more of the assets available for distribution to the holders of equity interests in such Entity, or

          (vi) such Entity is a partnership (general or limited), joint venture or other unincorporated Entity and the Corporation or another Subsidiary is a general partner or joint venturer thereof or has liability for the debts and obligations thereof over and above its investment therein.

          "Warrant Agreement" means the Warrant Agreement, dated the Closing Date, between the Corporation and the Initial Purchasers (as defined in the Purchase Agreement), as it may be amended from time to time in accordance with its terms.

          "Warrants" means the Warrants to purchase shares of Common Stock issued and sold by the Corporation to, and purchased by, the several Purchasers pursuant to the Purchase Agreement and the Warrant Agreement.

          "Wholly Owned Subsidiary" means an Entity all of the equity interests of which at the time are owned beneficially and of record by the Corporation, one or more Wholly Owned Subsidiaries of the Corporation or the Corporation and one or more Wholly Owned Subsidiaries of the Corporation.

Section 3.     Rank; Certain Restrictions; Fractional Shares; Certain Notices to
               -----------------------------------------------------------------
     be Given; Actions to Facilitate Redemption.
     ------------------------------------------

          3.1   Rank.  The Series A Preferred Stock shall, with respect to
                ----
dividend rights, rights on liquidation, winding up and dissolution and rights upon redemption, rank prior to (i) the Common Stock and (ii) any other class or series of capital stock of the Corporation, whether now existing or hereafter created, except (in the case of this clause (ii) only) any class or series of Parity Stock or Senior Stock hereafter created and issued with the prior approval of the Majority Holders, to the extent otherwise provided for by the terms of such other class or series of Parity Stock or Senior Stock set forth in the instrument creating and authorizing such Parity Stock or Senior Stock, provided that such terms shall have been furnished in writing to and approved by the Majority Holders.

          3.2  Certain Restrictions on Payments in Respect of Capital Stock.
               ------------------------------------------------------------
Except if and to the extent expressly authorized by Section 3.4 or Section 3.5
                                                    -----------    -----------
or with the prior approval of the Majority Holders so long as any Series A Preferred Stock is outstanding, the Corporation shall not, and shall cause each of the Subsidiaries not to:

          (i) declare or pay dividends on, or declare or make any other distribution, whether in cash, property, securities or any other form of consideration, to the holders of or otherwise with respect to, the Common Stock or any other class or series of capital stock of the Corporation now existing or hereafter created other than the Series A Preferred Stock;

          (ii) redeem, purchase or otherwise acquire for cash, property, securities or any other form of consideration any outstanding shares of Common Stock or any other class or series of capital stock of the Corporation now existing or hereafter created other than the Series A Preferred Stock;

          (iii) declare or pay dividends on, or make any other distribution to the holders of or otherwise with respect to any Parity Stock, whether in cash, property, securities or any other form of consideration, except dividends declared and paid ratably on the Series A Preferred Stock and each class or series of Parity Stock as to which dividends are payable or in arrears so that the amount of dividends declared and paid per share of the Series A Preferred Stock and per share of each class or series of such Parity Stock are in proportion to the respective total amounts of unpaid dividends accrued with respect to the Series A Preferred Stock and all such classes and series of Parity Stock;

          (iv) redeem, purchase or otherwise acquire for cash, property, securities or any other form of consideration any Series A Shares otherwise than in accordance with the terms of these Articles, but conversion of any Series A Shares in accordance with the terms of these Articles shall not be deemed to be a redemption, purchase or other acquisition subject to this clause; or

          (v) set aside, pursuant to a sinking fund or otherwise, any cash, property, securities or other form of consideration for any of the foregoing purposes.

          3.3  Pro Rata Redemptions and Purchases.  If any date or event shall
               ----------------------------------
occur that requires the Corporation to redeem any Series A Shares and the Corporation has insufficient legally available funds to redeem all Series A Shares required to be redeemed, then: (i) the Corporation shall give written notice to such effect to the holders of Series A Shares as soon as practicable (and in any event not later than ten Business Days) prior to the applicable redemption date; and (ii) subject to the third sentence of this subsection, (A) the funds legally available for such purpose shall be applied to redeem the Series A Shares then required to be redeemed ratably in proportion to the respective full amounts to which the holders of the Series A Shares would be entitled if the Corporation had sufficient legally available funds to redeem all Series A Shares then required to be redeemed and (B) as and when the Corporation has additional legally available funds, it shall apply such funds to redeem the balance of the Series A Shares so required to be redeemed proportionately as provided above in this sentence. In the event of any such partial redemption, the Series A Shares to be redeemed shall be selected on a pro rata basis from
                                                          --- ----
among all holders of the Series A Shares. At any time after a notice from the Corporation is given pursuant to the first sentence of this subsection and before the applicable redemption date, the Majority Holders may notify the Corporation in writing that such Majority Holders object to partial redemptions as provided in the first sentence of this subsection. If such a written objection is given, the Corporation shall not make any such redemption of any Series A Shares unless or until it is otherwise instructed in writing by the Majority Holders. Nothing contained in this Section 3.3 is intended to
                                            -----------
eliminate, qualify, modify or limit the rights of the holders of any Series A Shares under any provision of these Articles, including Section 3.8, at law, in
                                                        -----------
equity, by contract or otherwise in the event of the failure of the Corporation to redeem any Series A Shares as and at the times that would be required but for the provisions of this Section 3.3.
                       -----------

          3.4   Restriction on Dividends, Redemptions, Etc. by Subsidiaries.  So
                -----------------------------------------------------------
long as any shares of Series A Preferred Stock shall be outstanding, without the prior approval of the Majority Holders, the Corporation will not permit any Subsidiary to declare or pay any dividend on or declare or make any other distribution to any holder or holders of or otherwise with respect to any equity interest in such Subsidiary (whether in cash, property, securities or any other form of consideration) nor redeem, purchase or otherwise acquire for cash, property or any other form of consideration any equity interest in such Subsidiary. Neither this Section 3.4 nor Section 3.2 hereof shall (i) restrict
                          -----------     -----------
investments by any Restricted Subsidiary in the Corporation or another Restricted Subsidiary or (ii) restrict the payment by any Restricted Subsidiary of dividends and other distributions solely in respect of, and redemptions, purchases and other acquisitions solely of, equity interests in a Restricted Subsidiary owned by the Corporation or any other Restricted Subsidiary or (iii) so long as any Notes are outstanding, impose upon any Restricted Subsidiary any restriction prohibited by Section 1016 of the Indenture. The Corporation will not, without the prior approval of the Majority Holders, permit any of the Subsidiaries to issue any Preferred Interest other than issuances by a Restricted Subsidiary to the Corporation or another Restricted Subsidiary.

          3.5  Certain Exceptions.
               ------------------

          (a) Senior and Parity Stock Created with Consent of Majority Holders.
              ----------------------------------------------------------------
If, after the Closing Date, the Corporation, with the prior approval of the Majority Holders, creates and issues any class or series of Parity Stock or Senior Stock, the restrictions contained in Section 3.2 shall be subject to such
                                            -----------
exceptions, if any, expressly provided for by the terms of such Parity Stock or Senior Stock set forth in the instrument creating and authorizing such Parity Stock or Senior Stock, provided that such terms shall have been furnished in writing to and approved by the Majority Holders.

          (b) Certain Payments on Junior Stock.  Provided that the Corporation
              --------------------------------
is in compliance with all of its obligations under these Articles, (i) the Corporation may pay cash in lieu of fractional shares of Common Stock pursuant to the Warrants or the terms of Existing Rights as in effect on the Closing Date, (ii) the Corporation may repurchase shares of capital stock in connection with cashless exercises of options, warrants and other convertible securities (provided that such repurchase does not result in any actual payment of cash or property to the holders of such options, warrants or other convertible securities (other than issuance of the Junior Stock deliverable by virtue of such exercise); and (iii) the Corporation may repurchase or otherwise acquire for value shares of Common Stock of the Corporation or any options or rights to acquire Common Stock of the Corporation owned by any director, officer or employee of the Corporation or its Subsidiaries pursuant to any management equity subscription agreement or similar agreement, or otherwise upon the death, disability, retirement or termination of employment or departure from the Board, provided, that the aggregate price paid for all such repurchased, redeemed,
--------
acquired or retired Common Stock of the Corporation or options shall not exceed in the aggregate $500,000 in any calendar year.

          3.6 Fractional Shares.  Fractional shares of Series A Preferred Stock
              -----------------
may be issued, either upon original issuance pursuant to the Purchase Agreement or otherwise as permitted by Section 1.2, or from time to time thereafter upon
                             -----------
transfers, exchanges or partial conversions or redemptions of outstanding shares (or fractional shares) thereof or certificates therefor. Each fractional share of Series A Preferred Stock, if any, outstanding shall be entitled to ratably proportionate rights, powers, privileges, benefits and preferences, and be subject to the same qualifications, limitations and restrictions, as a whole share of the Series A Preferred Stock, including conversion rights.

          3.7 Certain Notices and Other Obligations Relating to Change of
              -----------------------------------------------------------
Control.
-------

          (a) Notices.
              -------

          (i) If the Corporation agrees or the Board passes a resolution authorizing the Corporation to voluntarily consummate or take, or assist any one or more of the holders of its Common Stock in consummating or taking, any transaction or action which would, if consummated, result in a Sale of the Company, or if the Corporation receives formal written notice that one or more of the holders of its Common Stock have agreed to engage in any such transaction which would, if consummated, result in a Sale of the Company, then it shall send to each holder of Series A Preferred Stock, at least 30 days prior to the scheduled or anticipated closing of such transaction or the taking of such action (or, in the case where the Corporation receives formal written notice of such transaction, immediately upon receiving such formal written notice if such notice is received less than 30 days prior to the scheduled or anticipated closing of such transaction), a written notice which will summarize the material terms of such transaction or action, and if any of such terms change in any material respect prior to such closing, the Corporation shall promptly notify the holders of the Series A Preferred Stock in writing.

          (ii) If any Sale of the Company occurs, the Corporation shall give the holders of the Series A Preferred Stock written notice thereof promptly, and in any event not later than the fifth Business Day after the Corporation has knowledge of such occurrence, and such notice shall summarize the material facts relating to such event or transaction.

          (iii)  Each notice given by the Corporation pursuant to Section
                                                                  -------
3.7(a)(ii) shall be accompanied by an appropriate form (an "Election Form") by
----------
which the holders of the Series A Preferred Stock may elect whether or not to require the Corporation to redeem their shares of the Series A Preferred Stock in accordance with the terms of Section 6.2 (if applicable).
                                -----------

          (b) Redemption Election.  If Section 6.2 applies, then, at any time
              -------------------      -----------
within a period of 30 days after Election Forms are mailed, the Corporation shall have received completed Election Forms from the Majority Holders electing to require the Corporation to redeem the Series A Shares held by them, the Corporation shall upon the consummation of such transaction redeem from all holders of Series A Preferred Stock, in accordance with Section 6.2 and the
                                                        -----------
other applicable provisions of these Articles, all outstanding shares of Series A Preferred Stock; provided, however, that the Corporation shall not, at any
                   --------  -------
time that no Notes are outstanding, voluntarily consummate, or assist any of the holders of its Common Stock in consummating, any transaction which would result in a Sale of the Company unless (i) prior to the date such transaction is consummated, the procedures specified in this Section 3.7 shall have been
                                              -----------
followed and the period of 30 days referred to in this sentence shall have expired; (ii) if the Corporation would be required to redeem all shares of Series A Preferred Stock by virtue of such Sale of the Company, the Corporation shall have deposited with a Redemption Agent funds sufficient to redeem on the applicable redemption date all Series A Shares required to be redeemed at the applicable Redemption Price; and (iii) the Corporation shall have given written notice of its compliance with clause (ii) of this sentence to each holder of Series A Preferred Stock.

          (c)   Successive Events.  The provisions of this Section 3.7 shall
                -----------------                          -----------
apply successively to each Sale of the Company which may occur.

          3.8  Actions to Facilitate Required Redemptions.
               ------------------------------------------

          (a) Company Obligations.  If, at any time that any redemption of any
              -------------------
shares of Series A Preferred Stock is, or with the passage of time after any notice will be, required by any provision of these Articles, the Corporation is in material violation or breach of the terms of any material indebtedness of the Corporation or a default or event of default with respect to or under any material indebtedness of the Corporation exists and has not been waived or cured, if the Corporation is insolvent under applicable law, or if the Corporation's capital is impaired under the law of the jurisdiction of incorporation, or if any such violation, breach, default, event of default, insolvency or impairment of capital or any material violation of law would result from such redemption, then the Corporation shall (i) promptly give written notice to such effect to the holders of the Series A Preferred Stock,
(ii) subject to the terms of the Indenture, take all reasonable lawful actions to cure or avoid such violation, breach, default or event of default, to restore or preserve its solvency or to cure or avoid such impairment of capital, in each case as necessary to enable the Corporation to make such redemption to the fullest extent possible.

          (b) Other Rights of Holders.  Nothing contained in this Section 3.8 is
              -----------------------                             -----------
intended to eliminate, qualify, modify or limit the rights of the holders of the Series A Preferred Stock under any provision of these Articles, or any other rights or remedies which such holders may have at law, in equity or by contract in the event of the failure of the Corporation to redeem shares of Series A Preferred Stock as and when required by these Articles.

Section 4.     Dividends.
               ---------

          4.1 Fixed Rate Dividends.
              --------------------

          (a) Dividend Rate; Compounding of Dividends.  The holders of the
              ---------------------------------------
Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash dividends, in preference and priority to dividends on any Junior Stock, that shall accrue on the Stated Value of each share of the Series A Preferred Stock at the Dividend Rate from time to time in effect, from and including the Issue Date of such share to and including the date on which such share ceases to be outstanding in accordance with the terms of these Articles.

          (b) Compounding of Fixed Rate Dividends.  Dividends provided for in
              -----------------------------------
Section 4.1 (and dividends on accrued dividends provided for below in this
-----------
Section 4.1(b)) shall be fully cumulative and shall accrue on a daily basis, based on a 365- or 366-day, as the case may be, whether or not such dividends have been earned or declared and whether or not there are any unrestricted funds of the Corporation legally available for the payment of dividends. On January 1 of each year, all dividends that have accrued on each share of Series A Preferred Stock during the immediately preceding calendar year (or, in the case of calendar 1999, the portion of such year elapsing after the Issue Date of such share) pursuant to Section 4.1(a) shall, to the extent not declared and paid
                   --------------
during such preceding year for any reason (whether or not such unpaid dividends have been earned or declared or there are any unrestricted funds of the Corporation legally available for the payment of dividends), themselves begin to accrue dividends, in preference and priority to dividends on any Junior Stock, at a rate per annum equal to the Dividend Rate from time to time in effect, compounded annually on January 1 of each subsequent year, until such dividends, together with all dividends (whether or not earned) that have accrued thereon to the date of such payment have been declared and paid in full and in cash or such share ceases to be outstanding in accordance with the terms of these Articles.

          (c) Payment and Record Dates. The dividend payment date for any
              ------------------------
dividends accrued pursuant to Section 4.1(a) or Section 4.1(b) that are declared
                              --------------    --------------
by the Board shall be payable on a Business Day selected by the Board as the dividend payment date, and the record date for any such dividend shall be the fifteenth day of the month immediately preceding such dividend payment date or if such day is not a Business Day, then on the next preceding Business Day. Notice of the applicable record date and related dividend payment date shall be given, not more than 45 days nor less than 10 days prior to such record date, to the holders of record of the Series A Preferred Stock at their respective addresses as the same appear on the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice.

          4.2  Participating Dividend Rights.
               -----------------------------

          (a) Right to Participating Dividends.  Subject to the prior
              --------------------------------
preferences and other rights of any Senior Stock ranking prior to the Series A Preferred Stock with respect to dividends and the provisions of Section 3 and
                                                                ---------
Section 4.2(b), if the Corporation shall at any time or from time to time
--------------
declare or pay any dividend or declare or make any distribution, whether payable in cash or in assets, securities (whether issued by the Corporation or another Person) or any other form of property or consideration other than cash, on the Common Stock of any class or series into which the Series A Preferred Stock is then convertible, the holders of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board and from assets of the Corporation legally available therefor, a dividend or distribution per Series A Share in like kind and equal to the amount of such cash or such assets, securities or any other form of property or consideration (as the case may be) declared, paid or made with respect to a number of shares of such class or series of Common Stock equal to the number of shares of such class or series into which a share of Series A Preferred Stock may be converted (or, if not then convertible because of the provisions of
Section 9.1 defining when the Series A Shares first become convertible, could be
-----------
converted but for those provisions) as of the date such dividend on the Series A Preferred Stock is paid. If, in connection with any such dividend or distribution declared or paid or made on any such class or series of Common Stock, the holders of such class or series are given any election with respect to the form of consideration to be received, the same right of election shall be given to the holders of the Series A Preferred Stock with respect to the corresponding dividend or distribution on the Series A Preferred Stock. The Board shall declare a dividend or distribution on the Series A Preferred Stock as contemplated by this Section 4.2(a) immediately prior to the time it declares
                        --------------
a dividend or distribution on the Common Stock.

          (b) Coordination With Conversion Right.  To the extent that Section 10
              ----------------------------------                      ----------
provides for an adjustment to the Conversion Rate by reason of any dividend or distribution on any class or series of Common Stock referred to in Section
                                                                   -------
4.2(a), the Majority Holders shall have the right to elect either (i) to require
------
the corresponding dividend or distribution on the Series A Preferred Stock contemplated by Section 4.2(a) declared and paid or made as provided herein, in
                --------------
which case such adjustment to the Conversion Price shall not be made to such extent or (ii) to require such adjustment to the Conversion Rate to be made, in which case such corresponding dividend or distribution on the Series A Preferred Stock shall not be declared or paid or made to such extent. The election of the Majority Holders shall bind all holders of Series A Shares. In declaring, making and paying dividends and distributions on the Common Stock as to which such right of election exists, the Corporation shall provide the holders of the Series A Shares with reasonable advance notice and forms of election, and shall otherwise act in good faith, so that such holders may effectively exercise all rights of election provided for in this Section on a timely basis.

          (c)  Record and Payment Dates.  The Board may fix a record date for
               ------------------------
the determination of holders of Series A Preferred Stock entitled to receive a dividend or distribution pursuant to Section 4.2(a), which date shall be the
                                     --------------
same as the record date for the corresponding dividend or distribution on the Common Stock. The payment date for any such dividend or distribution shall be on or before the payment date for the corresponding dividend or distribution on the Common Stock.

          (d)  Dividends Are Preferred and Fully Cumulative.   Dividends on the
               --------------------------------------------
Series A Preferred Stock provided for in Section 4.2(a) shall be payable prior
                                         --------------
and in preference to any dividends or distributions to the holders of any Junior Stock, and shall be fully cumulative from and after the date declared.

          4.3   No Offset; Accrued Dividends.  None of the accrual, declaration
                ----------------------------
or payment of dividends provided for in Section 4.1 shall reduce or otherwise
                                        -----------
affect the amount, or the accrual or payment, of dividends to which the holders of the Series A Preferred Stock shall from time to time be or become entitled under Section 4.2. Similarly, none of the accrual, declaration or payment of
      -----------
dividends provided for in Section 4.2 shall reduce or otherwise affect the
                          -----------
amount, or the accrual or
payment, of dividends to which the holders of the Series A Preferred Stock shall from time to time be or become entitled under Section 4.1. The amount of
                                              -----------
dividends "accrued and unpaid" with respect to any share of Series A Preferred Stock as of any date shall include (i) all dividends and dividends on dividends provided for in Section 4.1 (whether or not declared) that have accrued on such
                -----------
share as provided in such Section to and including such date of determination that have not been paid as of such date and (ii) all dividends on such share provided for in Section 4.2 that have been declared but not been paid as of such
                -----------
date.

          4.4   Pro Rata Declaration and Payment of Dividends.  All dividends
                ----------------------------------------------
paid with respect to shares of the Series A Preferred Stock pursuant to this
Section 4 shall be declared and paid pro rata to all the holders of the shares
---------                            --- ----
of Series A Preferred Stock outstanding as of the applicable record date or, if no such record date is fixed, on the date of payment.

Section 5.     Distributions Upon Liquidation, Dissolution or Winding Up.
               ---------------------------------------------------------

          5.1   Payment of Preference Amount.
                ----------------------------

          (a) Liquidation Preference.  Subject to the prior preferences and
              ----------------------
other rights of any Senior Stock ranking prior to the Series A Preferred Stock with respect to rights upon liquidation, dissolution or winding up of the Corporation, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of the Series A Preferred Stock shall be entitled to receive from the assets of the Corporation available for distribution to stockholders after payment of all other debts and obligations of the Corporation, before any payment or distribution on any Junior Stock is declared, made or provided for or any cash, property or other consideration shall be set aside for such purpose, (i) cash in an amount per share of Series A Preferred Stock equal to the Liquidation Price of such share determined as of the Determination Time (as defined below in this Section), plus (unless the outstanding Series A Shares shall have ceased to be convertible in accordance with Section 10.19) (ii) with respect to each class or
                               -------------
series of Common Stock or other Conversion Stock into which a share of Series A Preferred Stock may be converted as of the Determination Time, the same amounts (and in the same relative proportions) of cash, property and other consideration to be distributed with respect to a number of shares of such class or series of Common Stock or other Conversion Stock, as the case may be, equal to the number of shares of such class or series into which a share of Series A Preferred Stock may be converted as of the Determination Time. The "Determination Time" shall be immediately prior to the record date for such distribution to the holders of such class or series of Common Stock or, if no such record date is fixed, immediately prior to any other time as of which the holders of such class or series of Common Stock entitled to receive such distribution is determined.In connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment in full to the holders of the Series A Preferred Stock and the holders of all other classes or series of Parity Stock, if any, which rank on a parity basis with the Series A Preferred Stock with respect to distributions upon such liquidation, dissolution or winding up of the respective preferential amounts to which they are entitled, the Corporation shall distribute its remaining assets and properties available for distribution to any stockholders of the Corporation to the holders of its shares of Common Stock and each other class or series of Junior Stock.

          (b) Elections.  If, in connection with any distribution with respect
              ---------
to any class or series of Common Stock referred to in clause (ii) of the first sentence of Section 5.1, the holders of such class or series are given any
            -----------
election with respect to the form of consideration to be received, the same right of election shall be given to the holders of the Series A Preferred Stock with respect to the corresponding distribution to the holders of the Series A Preferred Stock. The Corporation shall provide the holders of the Series A Shares with reasonable advance notice and forms of election, and shall otherwise act in good faith, so that such holders may effectively exercise all such rights of election on a timely basis.

          5.2  Pro Rata Distributions to Parity Stock Holders.  If, upon
               ----------------------------------------------
distribution of the Corporation's assets in liquidation, dissolution or winding up, the assets of the Corporation available for distribution to its stockholders shall be insufficient to permit payment in full to the holders of the Series A Preferred Stock and the holders of all other classes or series of Parity Stock, if any, which rank on a parity basis with the Series A Preferred Stock with respect to distributions upon such liquidation, dissolution or winding up of the respective full preferential amounts to which they are entitled, then the entire assets of the Corporation available for distribution to stockholders (after full distribution on Senior Stock, if any) shall be distributed ratably to such holders in proportion to the respective full preferential amounts to which the shares of Series A Preferred Stock and all such other classes and series of Parity Stock would otherwise be entitled.

          5.3  Record Date and Notice.  Unless the Majority Holders otherwise
               ----------------------
agree in writing, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary:

          (i) Any distribution to the holders of capital stock of the Corporation of any class or series of assets of the Corporation available for distribution to its stockholders will be made to the holders of record of such class or series as of a record date that is not less than 10 days nor more than 30 days prior to the date such distribution is proposed to be made (each, a "Distribution Date"). Each Distribution Date for any distribution to the holders of the Series A Shares shall not in any event be later than the date of any related or contemporaneous distribution to the holders of any Parity Stock or Junior Stock.

          (ii The Corporation shall give to each holder of Series A Preferred Stock at least 20 days' prior written notice of the record date to be fixed for any payment or distribution to any of the holders of any capital stock of the Corporation of any class or series. In addition to any other information required by these Articles, any contract or applicable law, such notice shall describe in reasonable detail each payment or distribution proposed to be made, identify all classes and series of capital stock that will participate in such payment or distribution and the relative participations of the holders of each such class or series and state the record date and Distribution Date for such payment or distribution. Such notice shall be accompanied by a statement, in reasonable detail, showing the amount, kind and value of all assets of the Corporation available for payment or distribution to its stockholders. After any such notice is given, the Corporation shall promptly furnish to each holder of Series A Preferred Stock any information that such holder may reasonably request relating to the liquidation, dissolution or winding up of the Corporation and its assets and liabilities, including any information reasonably requested and in the possession of the Corporation in order to assist such holder in determining whether to exercise any right to convert any or all of such holder's shares of Series A Preferred Stock pursuant to Section 9.
                                     ---------

          (iii) The Series A Shares shall continue to be convertible into Common Stock in accordance with the terms of these Articles unless and until such holders have received payment of the full preferential amounts to which they are entitled pursuant to Section 5.1.
                     -----------

Section 6.     Redemption.
               ----------

          6.1  Mandatory Redemption.  On the Scheduled Redemption Date, the
               --------------------
Corporation shall redeem all shares of Series A Preferred Stock then outstanding at a Redemption Price per share equal to the Liquidation Price of such share determined as of such date.

          6.2  Redemption Upon Sale of the Company That Occurs When No Notes Are
               -----------------------------------------------------------------
Outstanding.
-----------

          (a) Redemption Right When Notes Are Not Outstanding. The provisions of
              -----------------------------------------------
this Section 6.2 shall be suspended, and shall not have any force or effect so
     -----------
long as any Notes continue to be outstanding, but shall automatically become effective and enforceable in accordance with their terms to any Sale of the Company that occurs at any time after the first time as of which no Notes are outstanding.

          (b) Redemption at Option of Holders. In the event of the occurrence of
              -------------------------------
a Sale of the Company while this Section 6.2 is applicable, the Majority Holders
                                 -----------
shall have the right to require the Corporation to redeem all of the outstanding shares of the Series A Preferred Stock at a Redemption Price per share equal to the greater of (i) the Liquidation Price of such share determined as of the applicable Redemption Date or (ii) the amount, per share, which would be payable to the holders of the Series A Shares if such Sale of the Company were treated as a liquidation, dissolution or winding up of the Corporation effective as of the date of such Sale of the Company entitling the holders of the Series A Preferred Stock to receive, in cash and promptly after the date of the closing, consummation or occurrence of such transaction or event, the respective amounts specified in Section 5.1 that they would receive if the Corporation were being
             -----------
liquidated and dissolved on such date and all assets of the Corporation were sold for Fair Market Value on such date and all proceeds thereof remaining after discharge of the debts and liabilities of the Corporation in accordance with applicable law were distributed to the Corporation's stockholders as contemplated by Section 5. Such right may be
                                              ---------
exercised by one or more Election Forms or any other written notices to such effect which, collectively, have been signed by the Majority Holders and given to the Corporation at any time after the date of occurrence of such Sale of the Company and prior to the expiration of the period of 30 days after Election Forms are delivered to the holders of the Series A Preferred Stock pursuant to
Section 3.7. If such right is so exercised, the Redemption Date shall be a
-----------
Business Day selected by the Majority Holders that is not sooner than the tenth day after and not later than the twentieth day after the Election Forms or other written notices referred to in the second sentence of this Section are submitted to the Corporation.

          6.3  Redemption Upon Change of Control That Occurs When Notes Are
               ------------------------------------------------------------
Outstanding.
-----------

          (a) Redemption Right When Notes Are Outstanding. The provisions of
              -------------------------------------------
this Section 6.3 shall be apply to any Change of Control that occurs while any
     -----------
Notes are outstanding, but shall not apply to any Change of Control (or other Sale of the Company) that occurs after the first time as of which no Notes are outstanding.

          (b) Redemption Right.  Upon the occurrence of a Change of Control to
              ----------------
which this Section 6.3 is applicable, the Corporation shall redeem, on the
           -----------
Redemption Date determined pursuant to this Section 6.3, ninety percent of all
                                            -----------
Series A Shares outstanding on the date of the occurrence of such Change of Control (calculated without giving effect to Section 10.19) at the Redemption
                                             -------------
Price per share equal to 101% of the Stated Value thereof, plus all accrued and unpaid dividends (whether or not earned or declared), if any, as of the Redemption Date. The Corporation shall give written notice of such redemption to each holder of Series A Shares by telegram, telex, facsimile transmission or first-class mail, postage prepaid. Such notice shall be given to the holders of the Series A Shares not less than twenty-five days nor more than forty-five days before the Redemption Date and in no event later than the date the related notice required by Section 1014(a) of the Indenture is given to holders of Notes. The Series A Shares to be redeemed shall be selected as provided in
Section 3.3.
-----------

          (c) Additional Procedures.  The Corporation's notice given pursuant to
              ---------------------
Section 6.3(b) shall, in addition to containing or being accompanied by any
--------------
other information required by these Articles or applicable law, state the
following:   (i) the Redemption Price and the Redemption Date, which shall be a
Business Day no earlier than twenty-five days nor later than forty-five days from the date such notice is mailed, or such later date as is necessary to comply with any applicable securities laws or regulations, but in no event later than the first Business Day after the "Change of Control Payment Date" established pursuant to Section 1014(b) of the Indenture; (ii) that all Series A Shares to be redeemed will continue to accrue dividends, continue to be convertible (except as expressly provided in Section 10.19) and continue to be
                                             -------------
outstanding for all purposes until the

Redemption Price thereof is paid as provided herein; (iii) that, unless the Corporation defaults in the payment of the Redemption Price, any Series A Shares redeemed as provided herein shall cease to accrue dividends after the Redemption Date; (iv) that, in order to receive payment of the Redemption Price therefor, holders of Series A Shares to be redeemed shall be required to surrender the stock certificates evidencing such Series A Shares to the Redemption Agent at the address specified in the notice prior to the close of business on the fifth Business Day preceding the Redemption Date; (v) that the Majority Holders shall be entitled to elect to waive and revoke the redemption of Series A Shares pursuant to this Section 6.3 if the Corporation or the Redemption Agent
                 -----------
receives, not later than the close of business on the second Business Day preceding the Redemption Date, a telegram, telex, facsimile transmission or letter specifically to that effect, and that such election shall bind all holders of Series A Shares; and (vi) the circumstances and relevant facts regarding such Change of Control.

          (d) Deposit With Redemption Agent; Redemption.  Unless the Majority
              -----------------------------------------
Holders make the election referred to in clause (v) of Section 6.3(b), on the
                                                       ---------------
Redemption Date the Corporation shall, subject to Section 6.3(e), deposit with
                                                  --------------
the Redemption Agent money, in immediately available funds, sufficient to pay the Redemption Price of all Series A Shares to be redeemed. The Redemption Agent will promptly mail or deliver to the holders of the Series A Shares to be redeemed payment in an amount equal to the aggregate Redemption Price for such Series A Shares and the Corporation shall promptly issue, execute and mail or deliver to each holder who delivered to the Corporation or the Redemption Agent any stock certificate evidencing more Series A Shares than are redeemed a replacement stock certificate evidencing the Series A Shares not redeemed. If any of the Series A Shares evidenced by any stock certificate are not redeemed for any reason when required, the Corporation shall cause the Redemption Agent to promptly mail or deliver such certificate to the holder of such Series A Shares.

          (e) Sections 1009 and 1014 of Indenture.  Subject, in all events to
              -----------------------------------
the proviso of the definition of "Redemption Date" in Section 2 hereof, (i) if
    -------                                           ---------
any Notes are outstanding at the Redemption Date for a redemption required by
Section 6.3(b) and any Notes are required to be repurchased pursuant to Section
--------------
1014 of the Indenture, the Corporation shall not be required to redeem any Series A Shares pursuant to this Section 6.3 prior to the time of the
                                 -----------
Corporation's repurchase of all such Notes so required to be repurchased and the Redemption Date otherwise determined pursuant to this sentence shall be deferred until the date such repurchase is completed and (ii) the redemption of any Series A Shares pursuant to this Section 6.3 shall, at all times while any Notes
                                 -----------
are outstanding, be subject to the Corporation's compliance with Section 1009 of the Indenture. If, by reason of the restrictions contained in Section 1009 of the Indenture, the Corporation is unable, without default under the Indenture, to pay, on the Redemption Date established pursuant to this Section 6.3 the
                                                             -----------
full Redemption Price for ninety percent of all Series A Shares outstanding on the date of the occurrence of such Change of Control (calculated without giving effect to Section 10.19) pursuant to such Redemption Date, then
          -------------

          (i) the Corporation shall promptly give, by telegram, telex or facsimile transmission, a written notice to that effect to each holder of Series A Shares, with such notice also stating (A) the relevant facts establishing that such payment would result in a violation of the Indenture, and (B) the maximum amount of funds available to the Corporation for such redemption of Series A Shares under Section 1009 of the Indenture and maximum number of Series A Shares that the Corporation could redeem using those funds and the percentage of all outstanding Series A Shares represented by such number of Series A Shares that could be so redeemed; and

          (ii) the Majority Holders may elect, by written notice given to the Corporation by telegram, telex or facsimile transmission within ten Business Days after the notice for the Corporation is given, to either

               (A) require the Corporation to promptly apply to the redemption (in accordance with the provisions of this Section 6.3) of
                                                               -----------
                    the Series A Shares required to be redeemed the maximum amount of funds available to the Corporation under Section 1009 of the Indenture, and thereafter (x) promptly apply all funds that thereafter become available for use for such purpose by the Corporation without violation of the Indenture to redeem Series A Shares and (y) if any Series A Shares continue to be outstanding on the first date as of which no Notes are outstanding, promptly redeem all such Series A Shares as hereinafter provided in this Section, or

               (B) waive the requirement that the Corporation redeem any Series A Shares pursuant to this Section 6.3 until the first day
                                              -----------
                    after the final maturity of the Notes.

If the Majority Holders make the election under subclause (ii)(B) of the immediately preceding sentence, then the Corporation shall, on the first day after the final maturity date of the Notes, promptly redeem all Series A Shares then outstanding in accordance with this Section 6.3 and the other applicable
                                         -----------
provisions of this Section 6 as though it were assumed that such day were the
                   ---------
date of the occurrence of a Change of Control, with such redemption to be made on the Redemption Date and at the Redemption Price determined pursuant to this
Section 6.3 based on such assumption (but ignoring any qualifications or
-----------
limitations that are attributable to the Notes and the Indenture). If the Majority Holders make the election under subclause (ii)(A) of the second preceding sentence, then each redemption required by subclause (ii)(A)(x) or
(ii)(A)(y) of such sentence shall be made in accordance with the following:

          (i) the Redemption Price per share for all Series A Shares to be redeemed shall be equal to 101% of the Stated Value thereof plus all accrued and unpaid dividends (whether or not earned or declared), if any, as of the date the Redemption Price is actually paid to the holders of the Series A Shares redeemed;

          (ii) the Redemption Date shall be a Business Day no earlier than twenty-five days nor later than forty-five days from the date that funds for such redemption became available under Section 1009 of the Indenture or, in the case of subclause (ii)(A)(y), the first date as of which no Notes shall be outstanding;

          (iii)the Corporation shall give written notice of such redemption to each holder of Series A Shares by telegram, telex, facsimile transmission or first-class mail, postage prepaid, with such notice to be given to the holders of the Series A Shares not less than twenty-five days nor more than forty-five days before the applicable Redemption Date, and

          (iv) Sections 6.7, 3.3 and 3.8 shall apply.
               ------------  ---     ---

          (f) Selection of Shares to be Redeemed; Shares Remain Outstanding
              -------------------------------------------------------------
Until Paid For. Section 3.3 hereof shall govern the selection of the Series A
--------------  -----------
Shares to be redeemed in the case of any partial redemption pursuant to this
Section.   Notwithstanding any other provision of these Articles (except section
                                                                         -------
10.19), no Series A Share required to be redeemed or delivered for redemption
-----
pursuant to this Section 6.3 shall cease to be, or shall be deemed to cease to
                 -----------
be, outstanding for any purpose unless or until the applicable Redemption Price therefor is actually paid in cash to the holder thereof or deposited with the Redemption Agent as provided in Section 6.7.
                                -----------

          6.4  At Corporation's Option.   At any time after the fifth
               -----------------------
anniversary of the Closing Date, all but not less than all of the Series A Shares then outstanding may be redeemed at the option of the Corporation at the per share redemption price equal to the Liquidation Price of such share determined as of the Redemption Date; provided, however, that if an event has
                                      --------  -------
occurred that may require redemption under either Section 6.2 or Section 6.3 and
                                                  -----------    -----------
such redemption requirement shall not have been waived by the Majority Holders, then the redemption under this Section 6.4 shall be at the Redemption Price
                               -----------
determined under Section 6.2 or Section 6.3, as applicable.  Unless otherwise
                 -----------    -----------
approved by the Majority Holders, the Corporation shall not exercise its right of redemption pursuant to this Section 6.4 unless such redemption does not and
                               -----------
shall not result in impairment of the Corporation's capital, otherwise result in a violation of applicable law or result in a material breach, violation, default or event of default under any agreement or instrument to which the Corporation is a party or by or to which it or its assets are bound or subject and unless the Corporation is not then insolvent and would not be rendered insolvent as a result of such redemption.

          6.5  Form and Source of Redemption Payments.  The Redemption Price for
               --------------------------------------
all shares redeemed pursuant to Section 6.1, Section 6.2, Section 6.3 or Section
                                -----------  -----------  -----------    -------
6.4 shall be paid in cash from unrestricted funds legally available for such
---
purpose.

          6.6  Notice of Redemption.  Notice of any redemption by the
               --------------------
Corporation pursuant to Section 6.1, Section 6.2, Section 6.3 or Section 6.4
                        -----------  -----------  -----------    -----------
shall be given to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their respective addresses as the same appear upon the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice. Such notice shall be given not more than 45 days nor less than 10 days prior to the applicable redemption date. In addition to any information required by law or by the applicable rules of any national stock exchange or national interdealer quotation system, such notice shall set forth the Redemption Price, the redemption date, the number of shares to be redeemed and the place at which the shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such shares, be redeemed, and shall state the name and address of the Redemption Agent appointed in accordance with Section 6.7. In the case of a redemption pursuant to Section
                   -----------                                           -------
6.3, that Section shall govern notices to be given to holders of Series A
---
Shares.  If, in the case of a redemption pursuant to Section 6.3, there is a
                                                     -----------
conflict between the provisions of Section 6.3 and this Section 6.6, the
                                   -----------          -----------
provisions of Section 6.3 shall govern to the extent of the conflict.
              -----------

          6.7  Deposit of Redemption Price.  If any shares of Series A Preferred
               ---------------------------
Stock are to be redeemed pursuant to Section 6.1, Section 6.2, Section 6.3 or
                                     -----------  -----------  -----------
Section 6.4, then on or before the applicable redemption date the Corporation
-----------
shall deposit, in an irrevocable trust fund for the sole purpose of redeeming the shares of Series A Preferred Stock to be redeemed on such redemption date, with any bank or trust company organized under the laws of the United States of America or any state thereof having capital, undivided profits and surplus aggregating at least $250,000,000 or having capital, undivided profits and surplus aggregating at least $250,000,000 on a consolidated basis with such bank's or trust company's parent, provided, however, that, in such case, such
                                  --------  -------
parent has guaranteed all of the existing and future obligations of such bank or trust company (a "Redemption Agent"), immediately available unrestricted funds legally available for such purpose sufficient to redeem all outstanding Series A Shares for the applicable Redemption Price on such redemption date, with irrevocable instructions and authority to the Redemption Agent, on behalf and at the expense of the Corporation, to pay, commencing on such redemption date or prior thereto, the Redemption Price of the Series A Shares to their respective holders upon the surrender of their share certificates and, from and after the later of the date of such deposit and such redemption date, such shares shall be deemed to be no longer outstanding and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto, except the right to receive payment, as provided in these Articles, of the Redemption Price of such shares, calculated through such redemption date, upon surrender of the certificates therefor. Until such date, the Series A Shares shall, subject to Section 10.19, continue to be convertible into Common
                         -------------
Stock in accordance with Section 9 and shall continue to be issued and
                         ---------
outstanding for all other purposes. Any funds so deposited with the Redemption Agent by the Corporation and unclaimed for six months from the redemption date shall (unless an applicable escheat or abandoned property law designates another Person) be paid to the Corporation, after which repayment the holders of such shares of Series A Preferred Stock shall look to the Corporation for the payment of the Redemption Price therefor, without interest. If, in the case of a redemption pursuant to Section 6.3, there is a
                                                      -----------
conflict between the provisions of Section 6.3 and this Section 6.7, the
                                   -----------          -----------
provisions of Section 6.3 shall govern to the extent of the conflict.
              -----------

     7.   Board Representation.
          --------------------

          7.1  Right to Elect Director.  The holders of the Series A Preferred
               -----------------------
Stock shall be entitled to vote as a separate class for the election of one director of the Corporation, provided that such right shall terminate upon any
                             --------
redemption of any Series A Shares completed in accordance with Section 6.1,
                                                               -----------
Section 6.2, Section 6.3 or Section 6.4.  The director whom, at any time and
-----------  -----------    -----------
from time to time, the holders of the Series A Preferred Stock elect or are entitled to elect voting as a separate class is sometimes herein referred to as the "Series A Director". Subject to earlier death, resignation or removal pursuant to Section 7.3, each Series A Director elected or appointed at any time
            -----------
as provided herein shall serve until the next annual meeting of the Corporation's stockholders and his or her successor shall have been elected as provided herein. At their option and in their sole discretion and for any one or more periods of any length of time, the Majority Holders at any time and from time to time may choose not to exercise their right to elect a Series A Director or to fill any vacancy existing in the office of the Series A Director, without prejudice to any subsequent exercise of such right. In such event, or if the right of the holders of the Series A Shares to elect a director shall terminate upon a redemption of Series A Shares as provided in the first sentence of this Section, the Majority Holders may (in their sole discretion) choose to have a representative appointed by them attend any one or more meetings of the Board as an observer, and not as a director, and such representative shall be entitled to receive the same notices of meetings of and proposed actions by the Board as directors generally, but shall not be entitled to any voting or consent rights of a director.

          7.2  Manner of Election.  Subject to the last sentence of this Section
               ------------------                                        -------
7.2, the Series A Director shall be elected (and if such directors previously
---
has been elected and any vacancy shall exist, such vacancy shall be filled) either (i) by written consent of the Majority Holders given in accordance with

Section 8.1; or (ii) by the vote of the Majority Holders voting as a separate
-----------
class and in accordance with Section 8.2, at (A) annual meetings of the
                             -----------
shareholders of this Corporation, or (B) a special meeting of the holders of Series A Preferred Stock for the purpose of electing such directors (or filling any such vacancy), to be called by the Secretary of this Corporation upon the written request of the holders of record of 5% or more of the number of shares of Series A Preferred Stock then outstanding; provided, however, that if the
                                              --------  -------
Secretary of this Corporation shall fail to call any such special meeting within 10 days after any such request, such meeting may be called by any holder or holders of 5% or more of the number of shares of Series A Preferred Stock then outstanding. Notwithstanding the foregoing, the Secretary shall not be entitled to call any such special meeting in the case of any such request received by this Corporation less than 45 days before the date fixed for any annual meeting of shareholders, and if in such case such special meeting is not called, the holders of Series A Preferred Stock shall be entitled to vote (as a class) at such annual meeting to elect the Series A Director (or to fill any such vacancy).

          7.3  Removal.  Any Series A Director may at any time and from time to
               -------
time be removed, with or without cause, by and only by the Majority Holders.
Any vacancy in the office of Series A Director resulting from death, resignation or removal or existing for any other reason whatsoever may be filled only by the Majority Holders. Any director elected to fill a vacancy shall serve the same remaining term as that of his or her predecessor and until his or her successor has been elected.

          7.4  Certain Procedural Matters.  So long as the holders of the Series
               --------------------------
A Preferred Stock shall have the right to elect a Series A Director:

          (i) any one or more members of the Board or any committee thereof may participate in meetings of the Board by conference telephone;

          (ii) each member of the Board or any committee thereof shall be given not less than five Business Days' prior written notice of each meeting of the Board or such committee (or two days' prior written notice in case of meetings to consider emergency matters), specifying the time and place of such meeting and the matters to be discussed thereat, unless such member signs (either before or after such meeting) a written waiver of his right to be given such notice, or attends such meeting without protesting (prior thereto or at the commencement thereof) the failure to be given such notice;

          (iii) each member of the Board or any committee thereof shall be given not less than five Business Days' prior written notice of any action proposed to be taken by the Board or such committee without a meeting (or two days' prior written notice in case of proposed actions involving emergency matters), unless such member signs (either before or after such action is taken) a written waiver of his right to be given such notice, or gives his written consent to such action without protesting the failure to be given such notice;

          (iv) no executive committee of the Board, and no other committee of the Board which is authorized to exercise any powers of the Board, shall be created except (i) as provided in Section 7.6 or (ii) otherwise with the
                                  -----------
concurrence of the Series A Director or, if there is no Series A Director, by the Majority Holders; and at any meeting of the Board or any committee thereof, a quorum for the purpose of taking any action shall require the presence in person or participation by conference telephone or similar communications equipment of a number of directors equal to at least a majority of the entire Board or the entire committee.

          7.5  Indemnification.  The Corporation shall (i) to the fullest extent
               ---------------
permitted by applicable law, indemnify each director and former Series A Director who is made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such Person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding and (ii) pay in advance, or advance to each such director and former director for payment of, expenses incurred in defending any such action, suit or proceeding to the maximum extent permitted by applicable law. The rights conferred on any Person by this Section 7.5 shall not be exclusive of any
                                       -----------
other rights which such Person may have or acquire under any statute, under the Corporation's Certificate of Incorporation, under the Corporation's By-laws, under any agreement, vote of stockholders or disinterested directors or otherwise.

          7.6  Compensation Committee.
               ----------------------

          (a) Compensation Committee.  Unless the Majority Holders otherwise
              ----------------------
agree, prior to a Qualifying IPO, the Board shall have a compensation committee (the "Compensation Committee"), which shall have three members one of whom shall be the Series A Director, and at least one other of whom shall be an independent director (as defined below in this Section). The Compensation Committee will have the authority and responsibility for establishing and administering the stock, incentive and other employee benefit plans of the Corporation, establishing and changing the compensation of executive officers, approving or amending existing and proposed employment agreements between the Corporation and its executive officers and performing any and all other such functions customarily performed by compensation committees of public companies. Without limiting the generality of the foregoing, the Compensation Committee will have the authority and responsibility, in administering any stock, incentive or other employee benefit plans, including any such plans in effect on the Closing Date, to determine the persons to whom awards or benefits may be made, to determine the terms and conditions (which need not be identical) of each award made or benefit conferred (including the timing and type of award or benefit, the exercise or purchase price for any award of stock or stock options, and terms related to vesting, exercisability, forfeiture and termination), and to interpret the provisions of each such plan.

          (b) Qualifications of Independent Directors.  For purposes hereof, an
              ---------------------------------------
"independent director" is an individual who (unless otherwise approved by the Series A Director or, if there is no Series A Director, by the Majority Holders)
(i) has either a significant financial investment in the Corporation or a significant strategic position or expertise relative to the business of the Corporation and (ii) is not (A) an officer or employee of the Corporation or any of its Subsidiaries, (B) a director, employee, partner, manager or other member of management of any of Affiliate of the Corporation (except a director of a Subsidiary of the Corporation), (C) a relative of any Person described in subclause (ii)(A) or (ii)(B) or (C) a trustee of any trust or estate in which any Person described in subclause (ii)(A), (ii)(B) or (ii)(C) is a beneficiary has a substantial beneficial interest.

     8.   Actions by Holders Generally; Consistent Charter and By-law
          -----------------------------------------------------------
Provisions.

          8.1  Actions by Written Consent or at Meetings.  With respect to
               -----------------------------------------
action by the holders of the Series A Preferred Stock upon any matter on which such holders are entitled to vote as a separate series or class, such action may be taken either at a meeting of such holders or without a stockholder meeting by the written consent of holders of shares of Series A Preferred Stock having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Series A Preferred Stock entitled to vote were present and voted. Notice shall be given in accordance with the applicable provisions of the Colorado Business Corporation Act of the taking of corporate action without a meeting by less than unanimous written consent to those holders of Series A Preferred Stock whose shares were not represented on the written consent.

          8.2  Meetings.  At any meeting having as a purpose either the election
               --------
of a Series A Director or any action upon any other matter on which the holders of the Series A Preferred Stock are entitled to vote as a separate series or class, the presence, in person or by proxy, of the holders of record of at least a majority of the Series A Shares then outstanding shall be required and be sufficient to constitute a quorum of such series or class for any such purpose, and the affirmative vote of the holders of a majority of the shares of Series A Preferred Stock then outstanding and entitled to vote at such meeting shall be the act of the Series A Preferred Stock. At any such meeting or adjournment thereof, (i) the absence of a quorum of such holders of Series A Preferred Stock shall not prevent the election of the directors to be elected by the holders of shares other than the Series A Preferred Stock or the taking of any other action which they are entitled to take, and the absence of a quorum of holders of shares other than the Series A Preferred Stock shall not prevent the election of any director to be elected by the holders of the Series A Preferred Stock or the taking of any other action which they are entitled to take and (ii) in the absence of such quorum, either of holders of the Series A Preferred Stock or of shares other than the Series A Preferred Stock (or both), a majority of the holders, present in person or by proxy, of the series, class or classes of stock which lack a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect or the taking of any other action which they are entitled to take, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          8.3  Consistent By-laws and Charter.  The Articles of Incorporation
               ------------------------------
and the By-laws of the Corporation shall at all times contain provisions consistent with the provisions, purposes and intent of Sections 3 through 11, inclusive, and the other provisions of these Articles.

     9.   Conversion Right Generally.
          --------------------------

          9.1  Conversion Right.  Unless previously redeemed in accordance with
               ----------------
Section 6, each share of Series A Preferred Stock may be converted at the option
---------
of the holder thereof, in whole or in part, at any time and from time to time on and after earliest of (i) the consummation of the Corporation's initial public offering of Common Stock registered under the Securities Act, (ii) 180 days after the Closing Date or (iii) immediately before the occurrence of any Sale of the Company or any liquidation, dissolution or winding up of the Corporation, into the number of fully paid and nonassessable shares of Common Stock equal to the Conversion Rate in effect at the time of conversion and in the manner and on the terms and conditions hereinafter provided in this Section 9 and Section 10.
                                                      ---------     ----------
The initial Conversion Rate is five shares of Common Stock for each Series A Share converted. The Conversion Rate, the Conversion Price and the kind, number and amount of securities and other property deliverable upon conversion of any Series A Share shall be subject to adjustment from time to time as set forth in

Section 10.  In case cash, property or securities other than Common Stock shall
----------
be payable, deliverable or issuable upon conversion, then all references to Common Stock in this Section 9 and in Section 10 shall be deemed to apply, so
                     ---------        ----------
for as appropriate and as nearly as may be, to such cash, property or other securities.

          9.2    Mechanics of Conversion.
                 -----------------------

          (a) Conversion Notice.  In order to convert any Series A Share, the
              -----------------
holder thereof shall deliver to the Corporation at its principal executive offices within the United States or at another office or agency designated by the Corporation pursuant to Section 10.14, of the certificate(s) evidencing the
                            -------------
Series A Share(s) to be converted, which certificate(s), if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank (such endorsements or instruments of transfer to be in form reasonably satisfactory to the Corporation), and shall give written notice to the Corporation at said office that such holder elects to convert all or a part of the Series A Share(s) represented by said certificate(s) in accordance with the terms of this Section 9, and shall state in writing therein the name or names
              ---------
and denomination or denominations in which such Holder wishes certificate(s) for Common Stock to be issued.

          (b) Subscription.  Subject to Section 9.2(d), every such notice of
              ------------              --------------
election to convert shall constitute a contract between the holder of such Series A Share(s) and the Corporation, whereby the holder of such Series A Share(s) shall be deemed to subscribe for the amount of Common Stock which such holder shall be entitled to receive upon conversion of the number of shares of Series A Preferred Stock to be converted, and, in satisfaction of such subscription, to deliver the shares of Series A Preferred Stock to be converted, and whereby the Corporation shall be deemed to agree that the surrender of the shares of Series A Preferred Stock to be converted shall constitute full payment of such subscription for such Common Stock to be issued upon such conversion.

          (c) Issuance of Conversion Securities.  The Corporation will as soon
              ---------------------------------
as practicable after such deposit of a certificate or certificates for Series A Preferred Stock to be converted, accompanied by the written notice above prescribed, issue and deliver at such offices of the Corporation or at such other office or agency to the Person for whose account such Series A Preferred Stock was so surrendered, or to his nominee(s) or, subject to compliance with applicable law, transferee(s), a certificate or certificates for the number of whole shares of Common Stock to which such holder shall be entitled. Subject to
Section 9.2(d), such conversion shall be deemed to have been made as of the date
--------------
of such surrender of the Series A Preferred Stock to be converted, and the Person or Persons entitled to receive the Common Stock issuable upon conversion of such Series A Preferred Stock shall be treated for all purposes as the record
holder or holders of such Common Stock on such date.   Simultaneously with the
delivery of such certificate(s) for such Common Stock, the Corporation also shall duly deliver to such holder all cash, other securities and other property, if any, to which he is entitled by virtue of the conversion of such Series A Preferred Stock. If fewer than all of the Series A Shares evidenced by any stock certificate delivered to the Corporation in connection with a conversion are to be converted, the Corporation shall also deliver to such holder, at the time of delivery of the certificate(s) representing such Common Stock, a new stock certificate, dated as of the Issue Date, evidencing the number of Series A Shares remaining unconverted and otherwise identical to the stock certificate for Series A Shares so delivered by such holder.

          (d) Conversions Associated With Public Offerings.  Notwithstanding the
              --------------------------------------------
foregoing, if any notice of conversion given by any Holder states that such conversion is in connection with an offering of securities registered or to be registered pursuant to the Securities Act, then such conversion may, at the option of such Holder, be conditioned upon and deferred until the closing of the sale of such securities pursuant to such offering or another date designated by such Holder, in which event the Series A Share(s) covered by such notice shall not be deemed to have been converted until immediately prior to the closing of such sale or such other date (as the case may be) and the Corporation shall, unless otherwise instructed by such Holder, deliver the stock certificate(s) and any cash, securities or other property to which such Holder shall be entitled at such time or times as such Holder shall reasonably request.

          (e) Payment of Accrued Dividends.   Upon the conversion of any Series
              ----------------------------
A Share, the Corporation shall pay to the Holder of such Series A Share an amount of cash equal to all dividends, whether or not declared, on such Series A Share which have accrued but not been paid as of the date of the surrender of such Series A Share for conversion. Such payment shall be made in cash or, at the election of such Holder, the issuance of certificates representing such number of shares of Common Stock as have an aggregate Current Market Price as of the date of issuance equal to the amount of such unpaid dividends. Upon the making of such payment to such Holder, no further dividends shall accrue on such Series A Share.

          9.3  Expenses and Taxes.  The Corporation shall pay all expenses in
               ------------------
connection with, and all stamp, transfer and other similar taxes and other governmental charges that may be imposed with respect to, the issue or delivery of the shares of Common Stock and cash, property or other securities which any Holder is entitled to receive upon conversion of any Series A Share(s). The Corporation shall not be required, however, to pay any stamp, stock transfer or other similar tax or other governmental charge required to be paid solely by virtue of any transfer involved in the issue of shares of Common Stock in any name other than that of the Holder of the Series A Share(s) converted at the order of such Holder, and if any such transfer is involved, the Corporation shall not be required to issue or deliver the shares of Common Stock as to which such tax or charge is applicable until such tax or other charge shall have been paid or it has been established to the Corporation's reasonable satisfaction that no such tax or other charge is due.

          9.4  Fractional Shares of Common Stock.  If the number of shares of
               ---------------------------------
Common Stock issuable on the conversion of Series A Share(s) is not a whole number, the Corporation shall not be required to issue any fraction of a share of Common Stock and such number of shares issuable shall be rounded up to the next highest whole number. If a certificate or certificates evidencing more than one Series A Share shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Shares so surrendered for conversion. Notwithstanding the provisions of this
Section 9.4, in computing adjustments to the Conversion Rate pursuant to Section
-----------                                                              -------
10, fractional shares of Common Stock shall be taken into account as provided in
--
Section 10.8(c) and any outstanding Series A Share may at any time represent the
---------------
right to receive upon conversion less than one share of Common Stock or some other number of shares of Common Stock which is not a whole number.

          9.5  Covenant to Reserve Shares for Issuance on Conversion.  The
               -----------------------------------------------------
Corporation shall at all times reserve and keep available out of the authorized but unissued shares of Common Stock, solely for the purpose of issue upon conversion of Series A Shares, the full number of shares of Common Stock issuable if all outstanding Series A Shares were to be converted in full. All shares of Common Stock which shall be issuable upon conversion of any Series A Share shall be newly issued, duly authorized, validly issued, fully paid and nonassessable and without any personal liability attaching to the ownership thereof, and the issuance thereof shall not give rise or otherwise be subject to preemptive or similar purchase rights on the part of any Person or Persons, and the Corporation shall take any corporate and other actions that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable all shares of Common Stock and all shares of the Corporation's capital stock of any other class or series issuable upon conversion of the Series A Preferred Stock. The Corporation hereby authorizes and directs its current and future transfer agents, if any, for the Common Stock and for any shares of the Corporation's capital stock of any other class or series issuable upon the conversion of the Series A Preferred Stock at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Corporation shall supply such transfer agents with duly executed stock certificates for such purposes.

          9.6  Compliance with Governmental Requirements; Listing of Shares.
               ------------------------------------------------------------

          (a) General.  If issuance of any Conversion Securities issuable upon
              -------
conversion of any Series A Share(s) require, under any applicable federal, state, local or foreign law, rule or regulation or any applicable requirement of any national securities exchange or inter-dealer quotation system, any registration, qualification, listing or approval before such shares may be issued upon conversion, the Corporation shall in good faith, as promptly as practicable and at its expense, diligently endeavor to cause such shares to be duly registered, qualified, approved or listed, as the case may be, and the conversion of such Series A Share(s) shall be suspended for the period during which such registration, qualification, approval or listing is being diligently pursued or sought by the Corporation.

          (b) Listing.  Without limiting the generality of the foregoing, if any
              -------
shares of Common Stock or other capital stock or securities required to be reserved for issuance upon conversion of Series A Shares require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Corporation will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered. During all periods during which shares of Common Stock or any other capital stock or securities of the same class, series or issue as are issuable upon conversion of any Series A Share are listed, qualified or otherwise eligible for trading or quotation on any national securities exchange or The Nasdaq Stock Market, the National Association of Securities Dealers, Inc. Automated Quotation System or any similar quotation system, the Corporation shall cause all shares of Common Stock, and all such other capital stock and securities, issuable upon conversion of such Series A Share to be listed, qualified or eligible for trading or quotation thereon upon issuance thereof.

          (c) HSR Act, Etc.  If  any Holder's intended conversion of any Series
              ------------
A Shares would or might be subject to the HSR Act, the Corporation shall promptly comply with any applicable requirements under the HSR Act relating to filing and furnishing of information to the Federal Trade Commission and the Antitrust Division of the Department of Justice and shall cooperate, and cause all Persons which are part of the same "person" (as defined for purposes of the HSR Act) as the Corporation to cooperate and assist in such filing and compliance. If any Holder is advised by its legal counsel that its intended conversion of any Series A Share(s) would or might be subject to any other law, rule or regulation which requires any filing with or review or approval by any governmental authority or agency, the Corporation shall promptly comply with any requirements of such law, rule or regulation applicable to it and shall cooperate with such Holder in such Holder's efforts to comply with the requirements of such law, rule or regulation applicable to it on a timely basis.

          (d) Expenses.  Each of the Corporation and such Holder shall bear and
              --------
pay any costs or expenses that it incurs in complying with this Section 9.6,
                                                                -----------
except that each shall pay one half of
any filing fee payable to the FTC or the Department of Justice pursuant to this
Section 9.6 and the HSR Act.
-----------

          9.7  Mandatory Conversion.  Upon a Qualifying IPO, all outstanding
               --------------------
shares of Series A Preferred Stock automatically shall be converted in accordance with this Section 9, with the same effect for purposes of this
                     ---------
Section 9 as if each holder of Series A Shares gave a  notice of conversion
---------
pursuant to Section 9.2(a) with respect to the conversion of all Series A Shares
            --------------
then held by such holder, provided that all adjustments to the Conversion Rate
                          --------
and the Conversion Price required pursuant to Section 10 by reason of any event,
                                              ----------
transaction or action occurring on or before the date of such conversion shall be made, whether or not the effectiveness of such adjustment is stated by the provision requiring such adjustment to be after the date of such conversion and even if the calculation, nature or size of the adjustment is dependent on facts or events occurring, or not ascertainable until, after such date, including all adjustments required by Section 10.17, if applicable, and the Corporation shall,
                        -------------
to the extent necessary, comply with Section 10.8(d).
                                     ---------------

     10.  Conversion Rate Adjustments.
          ---------------------------

          10.1 Adjustment Generally.  The Conversion Rate shall be subject to
               --------------------
adjustment from time to time as hereinafter set forth. Upon each adjustment to the Conversion Rate, the Conversion Price shall also be adjusted, effective as of the same time as the adjustment to the Conversion Rate, by multiplying the Conversion Price in effect immediately prior to the effective time of such adjustment to the Conversion Rate by a fraction the numerator of which is the number of shares of Common Stock issuable upon conversion of one share of Series A Preferred Stock immediately prior to such adjustment, and the denominator of which is the number of shares of Common Stock issuable upon conversion of one share of Series A Preferred Stock immediately following such adjustment to the Conversion Rate. If , however, the adjustment of the Conversion Rate does not result in any increase in the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, then the Conversion Price shall instead be adjusted to equal the product of

               (i) the Conversion Price determined as of immediately prior to the effective time of the related adjustment to the Conversion Rate, multiplied by

               (ii) a fraction the denominator of which shall be the Current Market Price per share of the Outstanding Common Shares determined as of the first Business Day prior to the date of the public announcement of the event requiring such adjustment or, if no such public announcement is made, the date of the action of the Corporation or the Board authorizing such event and the numerator of which shall be the Current Market Price per share of the Outstanding Common Shares determined as of (A) if the Common Stock is then Publicly Traded, the 21st day after the effective date of such event or (B) if the Common

     Stock is not then Publicly Traded, as of the end of the calendar month in which such event occurs or becomes effective.

If, after the event giving rise to such adjustment but prior to the calculation of any such adjustment of the Conversion Price, any Holder converts any Series A Share and if such Holder would have received any additional Conversion Securities, cash or other securities, property or consideration if he had converted such Series A Share after such calculation, the Corporation shall deliver to him, promptly after such calculation, all such additional Conversion Securities, cash or other securities, property or consideration.
Notwithstanding the foregoing or any other provision of this Agreement, no adjustment of the Conversion Rate, other than a readjustment pursuant to Section
                                                                         -------
10.7(a), shall be made that would result in the Conversion Rate being reduced
-------
below the Conversion Rate in effect immediately before such adjustment, and no adjustment of the Conversion Price, other than a readjustment attributable solely to a readjustment of the Conversion Rate pursuant to Section 10.7(a),
                                                            ---------------
shall be made that would result in the Conversion Price being increased above
the Conversion Price in effect immediately before such adjustment   Adjustments
of the Conversion Rate and the Conversion Price shall be cumulative and shall be made successively on each and every occasion that any event requiring any such adjustment shall occur. The form of the stock certificate(s) evidencing the Series A Shares need not be changed because of any adjustment made pursuant hereto.

          10.2 Stock Dividends, Subdivisions, Combinations and
               -----------------------------------------------
Recapitalizations.

          (a) Adjustment.  If the Corporation shall at any time (i) declare or
              ----------
pay a dividend or declare, pay or make any other distribution on the Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, (iv) declare or pay a dividend or declare, pay or make a distribution on the outstanding shares of Common Stock in capital stock other than Common Stock or (v) issue any shares of capital stock of the Corporation by way of reclassification of the Common Stock, then in each and every such event the Conversion Rate determined as of immediately prior to the applicable time referred to in clause (x) or (y) below in this sentence shall be adjusted so that the Holder of any Series A Share thereafter surrendered for conversion shall be entitled to receive the aggregate number of shares of Common Stock (or other capital stock of the Corporation) which such Holder would have owned and would have been entitled to receive by virtue of the happening of any of the events described above had such Series A Share been converted (x) in the case of a dividend or distribution, immediately prior to the record date for the determination of the stockholders entitled to receive such dividend or distribution (or, if no such record date is fixed, immediately prior to any other time as of which the holders of Common Stock entitled to participate in such distribution was determined) or (y) in the case of a subdivision, combination or reclassification, on the effective date of such subdivision, combination or reclassification. If, after any such adjustment, a holder of a Series A Share upon conversion may receive shares of two or more classes of capital stock of the Company, the Board shall determine, in good faith, the allocation of the adjusted Conversion Price between the classes of capital stock. After such allocation, the conversion privilege and the Conversion Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this
Section 10.  An adjustment made pursuant to this Section 10.2 shall become
----------                                       ------------
effective immediately after such record date (or other applicable date referred to in clause (x) of the immediately preceding sentence) in the case of a dividend or distribution, subject to Section 10.8(d), and shall become effective
                                     ---------------
immediately after the effective date in the case of a subdivision, combination or reclassification.

          (b) Exclusion of Distributions of Redeemable Stock.  Notwithstanding
              ----------------------------------------------
Section 10.2(a), if an event listed in clause (iv) or (v) of the first sentence
---------------
of Section 10.2(a) would result in the shares of Series A Preferred Stock being
   ---------------
convertible into shares or units of more than one class or series of capital stock of the Corporation and any such class or series of capital stock provides by its terms a right in favor of the Corporation to call, redeem, exchange or otherwise acquire all of the outstanding shares or units of such class or series (such class or series of capital stock being herein referred to as "Redeemable Stock"), then in lieu of the adjustment to the Conversion Rate pursuant to

Section 10.2(a), the adjustment to the Conversion Rate contemplated by Section
---------------                                                        -------
10.3 shall be made with the same effect as if the dividend or distribution of
----
such Redeemable Stock or the issuance of the additional class or series of such Redeemable Stock by reclassification had been a distribution of assets of the Corporation.

           10.3     Certain Other Distributions.
                    ---------------------------

          (a) Adjustment Formula.  Subject to Section 10.3(b) and Section
              ------------------              ---------------     -------
10.3(c), if the Corporation shall at any time declare or make any distribution,
-------
by dividend or otherwise, to all holders of outstanding shares of Common Stock of any cash or other assets or property of any nature whatsoever, any debt securities or other evidences of its indebtedness, any capital stock, any other securities of any nature whatsoever or any warrants, options or other Rights to subscribe for, purchase or otherwise acquire any assets, property, capital stock, debt or other securities or evidences of indebtedness (excluding dividends, distributions or issuances covered by Section 10.2, Rights covered by
                                                 ------------
Section 10.5 and Convertible Securities covered by Section 10.6), or shall take
------------                                       ------------
a record of such holders for the purpose of entitling them to receive such a distribution, then the Conversion Rate shall be adjusted to equal the product of

               (i) the Conversion Rate determined as of immediately prior to the applicable Adjustment Date determined pursuant to Section 10.3(d)
                                                           ---------------
     multiplied by

               (ii) a fraction the numerator of which shall be the Current Market Price per share of the Outstanding Common Shares immediately before such Adjustment Date and the denominator of which shall be the excess of
     (x) such Current Market Price per share of the Outstanding Common Shares as of the Adjustment Date over (y) the amount allocable to one share of the Outstanding Common Shares as of such Adjustment Date of the sum of (A) any such cash so distributable and (B) the Fair Market Value (as determined as of such date in good faith by the Board) of any and all such evidences of indebtedness, shares of capital stock, debt securities, other securities, property, assets or Rights so distributable.

          (b) When Adjustment Is Not to be Made.  No adjustment pursuant to the
              ---------------------------------
provisions of Section 10.3(a) shall be made if such adjustment would result in a
              ---------------
Conversion Rate that is lower than the Conversion Rate in effect prior to such adjustment. In the event that, with respect to any such distribution, the Current Market Price referred to in clause (ii)(x) of Section 10.3(a) is less
                                                      ---------------
than the amount referred to in clause (ii)(y) of Section 10.3(a), then the
                                                 ---------------
adjustment provided for in Section 10.3(a) shall not be made.  In lieu thereof,
                           ---------------
but subject to Section 10.3(c), the Conversion Rate determined as of immediately
               ---------------
prior to the effective date for such adjustment specified in the last sentence of this Section 10.3 shall be adjusted so that the Holder of any Series A Share
        ------------
thereafter surrendered for conversion shall be entitled to receive the kind and number or amount of shares of Common Stock (or other capital stock of the Corporation), other Conversion Securities and other property or assets which such Holder would have received had such Series A Share been converted immediately prior to

     (i) the record date for the determination of the stockholders entitled to receive such distribution, or

     (ii) if no such record date is fixed, as of any other time as of which the holders of Common Stock entitled to participate in such distribution was determined,

plus the kind and amount of cash, other assets or property, debt securities, other evidences of indebtedness, other securities or Rights which such Holder would have been entitled to receive by virtue of being the record holder, as of such record date or other time, of such kind and number or amount of shares of Common Stock or other Conversion Securities. For such purpose, it shall be assumed that such holder of Common Stock or other Conversion Securities failed to exercise rights of election, if any, as to the kind or amount of shares or stock, other securities or property receivable in such distribution, provided
                                                                     --------
that if the kind or amount of shares of stock, other securities or property receivable in such distribution is not the same for each non-electing share, then the kind and amount of shares of stock, other securities or property receivable upon consummation of such transaction for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares.

          (c) Special Rule for Distributions of Redeemable Stock.  If by virtue
              --------------------------------------------------
of the applicability of Sections 10.2(b) and 10.3(b) in any one or more events,
                        -----------------------------
the Conversion Securities issuable upon conversion of any Series A Share consist of or include any shares of Redeemable Stock and if the Corporation redeems all or any part of the outstanding shares of such Redeemable Stock prior to the date on which such Series A Share is converted, then upon conversion of such

Series A Share the Holder thereof shall be entitled to receive, in lieu of such shares of Redeemable Stock or, in the event of such a partial redemption, a pro
                                                                            ---
rata portion of such shares, the kind and amount of cash or other assets,
----
securities or other property or consideration paid by the Corporation with respect to its redemption of an equal number of shares of such Redeemable Stock. If the consideration so paid upon the Corporation's redemption of any such Redeemable Stock consists of or includes any other class or series of Redeemable Stock which is also redeemed before conversion of any Series A Share, then the provisions of the first sentence of this Section 10.3(c) (and of this sentence)
                                         ---------------
shall apply to successively to the shares of such other class or series of Redeemable Stock.

          (d)  Adjustment Date.  The "Adjustment Date" for any distribution in
               ---------------
respect of which an adjustment is required by this Section 10.3 shall be either
                                                   ------------
(i) the date of taking of a record of holders of Common Stock for the purpose of entitling them to receive such distribution or, if no record is taken, at the date as of which the holders of Common Stock entitled to participate in such distribution were determined or (ii) the date of such distribution, whichever date yields the largest increase in the Conversion Rate in applying the formula contained in the first sentence of this Section 10.3.
                                        ------------

          (e) Adjustment Effective Date.  An adjustment made pursuant to this
              -------------------------
Section 10.3 shall become effective, subject to Section 10.8(d), immediately
------------                                    ---------------
after such record date or, if no such record date is fixed, immediately after the time as of which holders of Common Stock entitled to participate in such distribution were determined or, if no such time is fixed, as of the date of such distribution.

          10.4 Issuance of Additional Shares of Common Stock.
               ---------------------------------------------

          (a) Adjustment Formula.  Subject to Section 10.4(b), if at any time
              ------------------              ---------------
the Corporation shall issue, or pursuant to Section 10.5, Section 10.6, Section
                                            ------------  ------------  -------
10.7 or Section 10.8 be deemed to issue, any Additional Shares of Common Stock
----    ------------
in exchange for consideration in an amount, determined in accordance with

Section 10.8(a) and Section 10.8(e), per Additional Share of Common Stock less
---------------     ---------------
than the Reference Price as of the applicable time of determination specified in the last sentence of this Section 10.4(a), then the Conversion Rate shall be
                          ---------------
adjusted to equal the product obtained by multiplying the Conversion Rate in effect immediately prior to such time of determination by a fraction (i) the numerator of which shall be the number of Outstanding Common Shares immediately before such issuance or deemed issuance plus the number of Additional Shares of Common Stock so issued or deemed to be issued and (ii) the denominator of which shall be the number of Outstanding Common Shares immediately before such issuance or deemed issuance plus the number of shares which the aggregate amount of consideration, if any, received by the Corporation upon such issuance or deemed issuance of all such Additional Shares of Common Stock would purchase at the Reference Price determined as of such time. The applicable time of determination shall be:

     (i) if the event requiring the adjustment is the taking of a record date for any dividend or distribution referred to in Section 10.5 or
                                                          ------------
          Section 10.6,  as of either the close of business on such record date
          ------------
          or the date such dividend or distribution is paid, whichever produces the highest Reference Price, or

     (ii) in the case of any other issuance or deemed issuance, immediately prior to the time of such issuance or deemed issuance.

          (b) When Adjustment is Not Required.  The provisions of Section
              -------------------------------                     -------
10.4(a) shall not apply to any issuance of Additional Shares of Common Stock for
-------
which an adjustment is made under Section 10.2 or Section 10.3.  Subject to
                                  ------------    ------------
Section 10.7, no adjustment of the Conversion Rate shall be made under this
------------
Section 10.4 upon the issuance of any Additional Shares of Common Stock which
------------
are or are deemed to be issued pursuant to (i) the exercise of any Existing Rights in accordance with the terms thereof in effect of the Closing Date or
(ii) the exercise of any other Rights or the exercise of any conversion or exchange rights in any other Convertible Securities if, in the case of any such Rights or Convertible Securities referred to in this clause (ii) any such adjustment shall previously have been made, or no such adjustment shall have been required to be made, upon the issuance of such Rights or upon the issuance of such Convertible Securities (or upon the issuance of any Rights therefor) pursuant to Section 10.5 or Section 10.6.
            ------------    ------------

          (c) Effective Date.  Each adjustment pursuant to this Section 10.4 by
              --------------                                    ------------
reason of any issuance or deemed issuance of any Additional Shares of Common Stock shall be effective as of the date of such issuance or deemed issuance.

          10.5 Issuance of Rights.
               ------------------

          (a) Adjustment.  If at any time the Corporation shall take a record of
              ----------
the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of, or shall in any manner (whether directly or indirectly by assumption in a consolidation or in a merger in which the Corporation is the surviving corporation or otherwise) issue to any Person or Persons, any Rights to subscribe for, purchase or otherwise acquire any Additional Shares of Common Stock or any Convertible Securities, in any case whether or not such Rights or the right to exchange or convert such Convertible Securities is immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such Rights or upon conversion or exchange of such Convertible Securities, determined pursuant to Section 10.8(a)
                                                                ---------------
and Section 10.8(e), shall be less than the Reference Price determined as of the
    ---------------
applicable time of determination specified in the last sentence of this Section
                                                                        -------
10.5(a), then the maximum number of shares of Common Stock issuable upon the
-------
exercise of such Rights or, in the case of Rights for Convertible Securities, upon the conversion or exchange of such Convertible Securities determined as of such applicable time shall be deemed to be Additional Shares of Common Stock issued as of such applicable time for such consideration per share and the Conversion Rate shall be adjusted as provided in
Section 10.4. The applicable time of determination shall be:
------------


     (i) if the event requiring the adjustment is the taking of a record date for any dividend or distribution of Rights referred to in this Section
                                                                         -------
          10.5(a), as of either the close of business on such record date or the
          -------
          date such dividend or distribution is paid, whichever produces the highest Reference Price, or

     (ii) in the case of any other issuance of Rights, immediately prior to the time of such issuance.

          (b) No Further Adjustment on Exercise. Subject to Section 10.7, no
              ---------------------------------             ------------
further adjustments of the Conversion Rate shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities for which an adjustment pursuant to this Section 10.5 previously had been made or was not required to be
                 ------------
made. Subject to Section 10.7, no adjustment under this Section 10.5 shall be
                 ------------                           ------------
required by reason of the grant of Employee Options that have an exercise price per share of Common Stock (i) if granted before a Qualifying IPO, at least equal to five dollars or (ii) if granted after a Qualifying IPO at least equal to the Current Market Price at the time of grant.

          10.6 Issuance of Convertible Securities.
               ----------------------------------

          (a) Adjustment.  If at any time the Corporation shall take a record of
              ----------
the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of, or shall in any manner (whether directly or indirectly by assumption in a consolidation or in a merger in which the Corporation is the surviving corporation or otherwise) issue to any Person or Persons, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for which Common Stock is issuable upon such conversion or exchange, determined pursuant to Section 10.8(a) and Section 10.8(e), shall be less than the
            ---------------     ---------------
Reference Price determined as of the applicable time of determination specified in the last sentence of this Section 10.6(a), then the maximum number of shares
                             ---------------
of Common Stock issuable upon the conversion or exchange of such Convertible Securities determined as of such time of determination shall be deemed to be Additional Shares of Common Stock issued as of such time of determination for such consideration per share and the Conversion Rate shall be adjusted as provided in Section 10.4. If the terms of any Convertible Securities provide
            ------------
for any issuance of additional Convertible Securities (whether in payment of dividends or interest or otherwise), then each occasion on which any such additional Convertible Securities are issued shall be deemed a new issuance of Convertible Securities for which an adjustment pursuant to this Section 10.6
                                                                ------------
shall be made.  The applicable time of determination shall be:

     (i) if the event requiring the adjustment is the taking of a record date for any dividend or distribution of Rights referred to in this Section
                                                                         -------
          10.6(a), as of either the close of business on such record date or the
          -------
          date such dividend or distribution is paid, whichever produces the highest Reference Price, or

     (ii) in the case of any other issuance of Rights, immediately prior to the time of such issuance.

          (b)  No Further Adjustment Upon Conversion.  Subject to Section 10.7,
               -------------------------------------              ------------
no further adjustment of the Conversion Rate shall be made under this Section
                                                                      -------
10.6 upon the issuance of any Convertible Securities which are issued pursuant
----
to the exercise of any Rights therefor if any such adjustment shall previously have been made upon the issuance of such Rights pursuant to Section 10.5.
                                                            ------------
Subject to Section 10.7, no further adjustments of the Conversion Rate shall be
           ------------
made upon the actual issuance of such Common Stock upon conversion or exchange of Convertible Securities for which an adjustment pursuant to this Section 10.6
                                                                   ------------
previously had been made or was not required.

          10.7 Superseding Adjustment.
               ----------------------

          (a) Readjustment if Adjustment Previously Made.  If, at any time after
              ------------------------------------------
any adjustment of the Conversion Rate shall have been made pursuant to Section
                                                                       -------
10.5 or Section 10.6 in respect of any Rights or any Convertible Securities:
----    ------------

          (i) the consideration paid or payable to the Corporation, or the number of shares of Common Stock issued or issuable, upon the exercise, conversion or exchange of the Rights or Convertible Securities in respect of which such adjustment was made is increased or decreased by virtue of provisions contained therein for an automatic increase or decrease (as the case may be) upon the occurrence of a specified date or event, any amendment or modification of or departure from the terms thereof previously in effect or otherwise (other than under or by reason of an event resulting in a change pursuant to the provisions set forth in the documents governing such Rights or Convertible Securities designed to protect against dilution, which event also results in an adjustment pursuant to this Section 10), the adjustments to the Conversion Rate
                            ----------
computed upon the original grant, issuance or sale thereof or upon the taking of a record date with respect thereto (as the case may be), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be readjusted to the Conversion Rate which would then be in effect had such adjustment originally been made on the basis that such increased or decreased consideration paid or payable or such increased or decreased number of shares of Common Stock issued or issuable was the consideration paid or payable or the number of shares issued or issuable in respect of such Rights or Convertible Securities which are actually outstanding immediately prior to the effective time of such increase or decrease (but no such readjustment shall be made with respect to any Rights or Convertible Securities which for any reason no longer are outstanding as of such time); or

          (ii) any Rights or any rights of conversion or exchange under Convertible Securities in respect of which such adjustment was made shall expire without having been fully exercised, the adjustments to the Conversion Rate computed upon the original grant, issuance or sale thereof or upon the taking of a record date with respect thereto (as the case may be), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

          (1) in the case of such Rights or Convertible Securities, the only Addi tional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Rights or the conversion or exchange of such Convertible Securities and the consideration received for such Additional Shares of Common Stock was, in the case of Rights, the consideration actually received by the Corporation for the grant, issuance or sale of all such Rights, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or, in the case of Convertible Securities, the consideration actually received by the Corporation for the issuance or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

          (2) in the case of any such Rights for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of grant, issuance or sale of such Rights, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the grant, issuance or sale of all such Rights, whether or not exercised, plus the additional consideration, if any, actually received by the Corporation upon the issuance or sale of the Convertible Securities with respect to which such Rights were actually exercised.

          (b) When Readjustment is Not to be Made.  No readjustment pursuant to
              -----------------------------------
this Section 10.7 shall have the effect of (i) decreasing the number of shares
     ------------
of Common Stock or the amounts of other Conversion Securities, cash or other property into which any Series A Share is convertible below the number of such shares and the amounts of such other Conversion Securities, cash and property into which such Series A Share would have been convertible if the original adjustment had not been made but all subsequent adjustments, if any, required by this Section 10 had been made or (ii) requiring any surrender, return or
     ----------
redelivery of any shares of Common Stock, other Conversion Securities, cash or other property delivered upon any conversion of any Series A Share prior to the time such readjustment is made, requiring that the converting Holder or any subsequent holder of any such shares of Common Stock, Conversion Securities or other property make any payment to the Corporation or otherwise affecting such shares of Common Stock, other Conversion Securities or other property or the rights or obligations of the converting Holder or any such subsequent holder with respect thereto. From and after any adjustment or adjustments provided for in this Section 10.7, the Conversion Rate shall continue to be subject to
        ------------
further adjustment as provided in this Section 10.
                                       ----------

          (c) Adjustment When No Adjustment Was Previously Made.  If, at any
              -------------------------------------------------
time after any grant, sale or other issuance of any Rights or Convertible Securities for which an adjustment of the Conversion Rate shall not have been required to be made pursuant to the provisions of Section 10.5 or Section 10.6
                                                  ------------    ------------
(as the case may be), the consideration paid or payable to the Corporation upon the exercise of such Rights or Convertible Securities is decreased, or the number of shares of Common Stock issued or issuable upon the exercise of such Rights or Convertible Securities is increased, in either case by virtue of provisions contained therein for an automatic decrease or increase (as the case may be) upon the occurrence of a specified date or event, any amendment or modification of or departure from the terms thereof previously in effect or otherwise (other than under or by reason of an event resulting in a change pursuant to the provisions set forth in the documents governing such Rights or Convertible Securities designed to protect against dilution, which event also results in an adjustment pursuant to this Section 10), then such event shall,
                                          ----------
for purposes of Section 10.5 (in the case of such Rights) or Section 10.6 (in
                ------------                                 ------------
the case of such Convertible Securities) be deemed to be a new issuance, as of the date of the effectiveness of such decrease or increase (as the case may be) of Rights or Convertible Securities having terms reflecting such changes.

          (d)  Adjustment for Events Affecting Existing Rights.  If the number
               -----------------------------------------------
of shares of Common Stock issued or issuable upon exercise of any Existing Right is increased as a direct or indirect result of any amendment or modification of or departure from the terms thereof previously in effect, then such increased number of shares of Common Stock issued or issuable upon exercise thereof shall be deemed to be Additional Shares of Common Stock issued as of the effective date of such increase for the additional consideration, if any, payable to acquire such increased number of shares upon exercise of such Existing Right, and the Conversion Rate shall be adjusted as provided in Section 10.4. If the
                                                         ------------
consideration payable for shares of Common Stock issued or issuable upon exercise of any Existing Right is decreased as a direct or indirect result of any amendment or modification of or departure from the terms thereof previously in effect, then such event shall be deemed to be the issuance, as of the effective date of such decrease, of a number of Additional Shares of Common Stock equal to the excess of (i) the maximum number of shares of Common Stock issuable upon exercise of such Existing Right over (ii) the number of shares of Common Stock determined by dividing the total consideration, if any, that would be payable to the Corporation upon the exercise in full of such Existing Right after giving effect to such decrease by the amount of consideration per share of Common Stock issuable upon exercise of such Existing Right that would have been payable to the Corporation absent such decrease. The provisions of this Section
                                                                         -------
10.7(d) are in addition to (and not exclusive of) any other rights or remedies
-------
of such holders in the event that any such amendment, modification or departure occurs without any required approval of the holders of Series A Shares.

          10.8      Other Provisions Applicable to Adjustments.  The following
                    ------------------------------------------
provisions shall be applicable to the making of adjustments provided for in this

Section 10:
----------

           (a)  Computation of Consideration.  Subject to Section 10.8(e) and
                ----------------------------              ---------------
the last sentence of this Section 10.8(a):
                          ---------------

          (i) To the extent that any Additional Shares of Common Stock, any Convertible Securities or any Rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued or deemed to be issued for cash consideration, the consideration received or deemed to be received by the Corporation therefor shall be the net amount of the cash received or deemed to be received by the Corporation therefor (in any such case subtracting any amounts received in respect of accrued interest, accrued dividends or other similar amounts which the Corporation may be obligated to pay to the holders thereof in the future and any compensation, discounts or expenses paid or incurred by the Corporation in connection with the issuance thereof).

          (ii) To the extent that such issuance or deemed issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the Fair Market Value of such consideration at the time of such issuance or deemed issuance as determined in good faith by the Board.

          (iii) In case any Additional Shares of Common Stock, any Convertible Securities or any Rights to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock or Convertible Securities shall be issued or deemed to be issued in connection with any merger, consolidation, share exchange or similar transaction, the amount of consideration therefor shall be deemed to be the Fair Market Value, as determined in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, or Rights, as the case may be.

          (iv) In case any Additional Shares of Common Stock, any Convertible Securities or any Rights to subscribe for, purchase or otherwise acquire Additional Shares of Common Stock or Convertible Securities are issued or deemed to be issued in combination with each other or with any other securities or property in connection with any transaction in which the Corporation receives cash, securities, property or other consideration, or any combination of the foregoing, then the amount of consideration therefor shall be deemed to be such portion of the cash, securities, property and other consideration received by the Corporation as the Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities or Rights, as the case may be, with any noncash consideration being valued at its Fair Market Value as determined by the Board in good faith. The consideration for any Additional Shares of Common Stock issuable or deemed to be issuable pursuant to any Rights to subscribe for, purchase or otherwise acquire the same shall be the consideration received or deemed to be received by the Corporation for issuing such Rights plus the minimum additional consideration, if any, paid or payable to the Corporation upon the exercise or deemed exercise of such Rights.

          (v) The consideration for any Additional Shares of Common Stock issued or issuable pursuant to the terms of any Convertible Securities covered by any Rights to subscribe for, purchase or otherwise acquire such Convertible Securities shall be the consideration received or deemed to be received by the Corporation for issuing such Rights, plus the minimum additional consideration, if any, paid or payable to the Corporation in respect of the subscription for, purchase or other acquisition of such Convertible Securities, plus the minimum additional consideration, if any, paid or payable to the Corporation upon the exercise or deemed exercise of the right of conversion or exchange in such Convertible Securities.

          (vi) The consideration for any Additional Shares of Common Stock issuable or deemed to be issuable pursuant to the terms of any Convertible Securities, other than any covered by any Rights to subscribe for, purchase or acquire the same, shall be the consideration received or deemed to be received by the Corporation for issuing such Convertible Securities plus the minimum additional consideration, if any, paid or payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities.

          (vii)  For all purposes of this Section 10, all Rights or Convertible
                                          ----------
Securities issued or deemed to be issued to directors, officers, employees or consultants of the Corporation or any Subsidiary shall be deemed to be issued for no consideration except to the extent the Corporation receives in exchange for the issuance thereof consideration other than services rendered or to be rendered.

          (b)  When Adjustments to Be Made.  The adjustments required by this
               ---------------------------
Section 10 shall be made whenever and as often as any specified event requiring
----------
an adjustment shall occur, except that any adjustment of the number of shares of Common Stock into which a Series A Share is convertible that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock) up to, but not beyond the date of conversion if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which a Series A Share is convertible immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 10 and not
                                                             ----------
previously made by virtue of this Section 10.8(b), would result in a minimum
                                  ---------------
adjustment or on the date of conversion or, if earlier, upon conversion. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (c)  Fractional Interests.  In computing adjustments under this
               --------------------
Section 9, fractional interests in Common Stock shall be taken into account to
---------
the nearest 1/100th of a share.

          (d)  Delivery of Due Bills.  If, after the taking of any record of the
               ---------------------
holders of any class or series of capital stock of the Corporation for the purpose of entitling them to receive a dividend or distribution for or in connection with any other event which an adjustment pursuant to this Section 10
                                                                     ----------
is required, but prior to the occurrence of the event for which such record is taken, any Series A Share is converted, the Corporation shall deliver to the converting Holder a due bill or other appropriate instrument evidencing such Holder's right to receive the additional shares of Common Stock, other securities, cash and other property receivable upon conversion by reason of an adjustment pursuant to this Section 10 that would have been required by reason
                            ----------
of such dividend, distribution or other event if the Series A Shares had continued to be outstanding immediately after the occurrence of the event requiring such adjustment.

          (e)  Certain Determinations.  Any determination of the Current Market
               ----------------------
Price of any share of Common Stock or the Fair Market Value of any other security, asset, property or consideration which may be required to be made by the Board pursuant to or in connection with the application of any provision of these Articles may be disputed in good faith by the Majority Holders and any such dispute shall be resolved by an independent investment banking firm of recognized national standing selected by the Majority Holders and reasonably acceptable to the Corporation (and whose fees and expenses shall be paid by the Corporation), whose decision with respect to such dispute shall be final and conclusive and binding on the Corporation and all holders of Series A Shares. Any determination by the Board pursuant to Section 10.9(b) or Section 10.16 may
                                           ---------------    -------------
be disputed in good faith by the Majority Holders, and any such dispute shall be resolved in accordance with Section 10.15.
                            -------------

          (f)  Other Action Affecting Common Stock.  In case at any time or from
               -----------------------------------
time to time the Corporation shall take any action in respect of its Common Stock which is not one described in any other provision of Section 10 as
                                                           ----------
requiring an adjustment, then, unless such action will not have an adverse effect upon the rights and intended benefits of the holders of Series A Shares, the number of shares of Common Stock and the kind and amount of other securities and property into which each Series A Share is convertible shall be increased in such manner as may be equitable in the circumstances.

          10.9 Multiple Classes of Common Stock.
               --------------------------------

          (a) Election Right.  If, at any time while any Series A Shares are
              --------------
outstanding, the Corporation's authorized capital stock shall include two or more classes or series of Common Stock, then each Holder shall have the right, upon each conversion of any of his Series A Share(s), to elect to receive such number of shares of each such class or series as such Holder desires, provided that the total number of shares of all classes and series selected by such Holder shall not exceed the aggregate number of shares of Common Stock issuable upon conversion of such Series A Share(s).

          (b) Adjustment Rights Apply.  If, as a result of any adjustment made
              -----------------------
pursuant to Section 10, by virtue of the existence of Section 10.9(a), as a
            ----------                                ---------------
result of any event referred to in Section 10.16, or otherwise, the Holder of a
                                   -------------
Series A Share would, upon conversion thereof, become the holder of more than one class or series of capital stock of the Corporation, then the Conversion Rate and the Conversion Price shall be subject to adjustment in respect of each such class and series of capital stock in a manner and on terms as nearly as equivalent as practicable to all the provisions set forth in this Section 10,
                                                                  ----------
which manner and terms shall be determined by the Board promptly after each such adjustment, each such action by the Corporation and each other event which has or might have such result. Promptly after the Board makes any such determination, the Corporation shall deliver to each Holder a written notice which shall describe in reasonable detail the manner and terms so determined.

          10.10     Notices to Holders.
                    ------------------

          (a)  Notice of Adjustments.  Whenever the Conversion Rate shall be
               ---------------------
adjusted pursuant to Section 10, the Corporation at its expense shall forthwith
                     ----------
prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment, the nature and amount of such adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination required by any provision of Section 10), the date
                                                          ----------
as of which such adjustment was or will be effective as provided herein, the Conversion Rate immediately prior to such event and for and the Conversion Rate
immediately after such adjustment and all other relevant information.   The
Corporation shall promptly cause to be delivered to each Holder a signed copy of such certificate. The Corporation shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth the Conversion Rate at the time in effect and showing how such Conversion Rate was calculated.

          (b)  Notice of Corporate Action.  If at any time
               --------------------------

          (i) the Corporation shall take a record of the holders of any class, series or issue of its capital stock or other securities for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any evidences of its indebtedness, any shares of capital stock of any class or series, any cash or any other securities or property, or to receive any other right, interest or benefit, or

          (ii) there shall be any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any consolidation or merger or binding share exchange of the Corporation with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Corporation to, another Person or any other event referred to in Section 10.16 or within the definition of the term "Sale of
                     -------------
the Company" shall occur or be proposed, or

               (ii there shall be any tender offer or exchange offer for Conversion Securities of any class, series or issue, or

               (iv there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then the Corporation shall (x) give to each Holder at least 20 days' prior written notice of the date on which a record date shall be fixed for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, (y) promptly after learning of any such tender or exchange offer, deliver to each Holder notice thereof, a copy of all written offering material which the Corporation possesses or reasonably can obtain or if no such materials exist or are possessed or can reasonably be obtained by the Corporation, a written summary of all material terms and conditions of and other material facts relating thereto known to the Corporation and (z) give each Holder at least 20 days' prior written notice of the scheduled, planned or anticipated date when any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation, winding up or other event shall take place. Such notice in accordance with clause (x) of the immediately preceding sentence also shall specify (i) the date on which any such record is to be taken for the purpose of the event covered by the notice or any related event, and
(ii) the date on which such event or related event is to take place and, if applicable, the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable as a result of such event or related event.

          (c)  Notices To Stockholders.  In addition to the foregoing, each
               -----------------------
Holder shall be given the same notices of corporate action or proposed corporate action as any holder of Common Stock.

          10.11     No Impairment.  The Corporation shall not by or through
                    -------------
amending its certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of these Articles, but will at all times in good faith carry out and assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights and intended benefits of the holders of the Series A Shares against impairment. Without limiting the generality of the foregoing, the Corporation
(i) will not directly or indirectly increase the par value of any shares of Common Stock or other capital stock receivable upon the conversion of any Series A Share above the Conversion Price immediately prior to such increase in par value, (ii) will not take any action that results in any adjustment to the Conversion Rate pursuant to Section 10 if after such adjustment the total number
                            ----------
of shares of Common Stock or shares of any other class or series of Conversion Stock issuable upon the conversion of all of the outstanding Series A Shares would exceed the total number of shares of Common Stock or such other Conversion Stock, respectively, then authorized by the Corporation's

Certificate of Incorporation and available and reserved for the purpose of issuance upon such conversion, (iii) will not enter into any transaction or take any action which, by reason of any resulting adjustment hereunder, would cause the Conversion Price to be less than the par value per share of Common Stock and
(iv) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue shares of each class and series of Conversion Stock and other Conversion Securities upon the conversion of any Series A Share which in each case are fully paid, non-assessable and without personal liability attaching to the ownership thereof and not subject to preemptive and similar purchase rights. Upon the request of any Holder, at any time, the Corporation will acknowledge in writing, in form satisfactory to such Holder, the continuing validity of each certificate for any Series A Share(s) then held by such Holder and the obligations of the Corporation with respect thereto and thereunder.

          10.12     Taking of Record; Stock Transfer Books.  In the case of all
                    --------------------------------------
dividends or other distributions by the Corporation to the holders of its Common Stock with respect to which any provision of Section 10 refers to the taking of
                                             ----------
a record of such holders, in each such case the Corporation will not declare, pay or make any such dividend or distribution unless it shall take such a record and the Corporation shall take each such record as of the close of business on a Business Day. The Corporation shall not be required to convert any shares of Series A Preferred Stock, and no surrender of Series A Preferred Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any proper purpose; but the surrender of Series A Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Series A Preferred Stock was surrendered for conversion. The Corporation will not at any time voluntarily close its stock transfer books so as to result in preventing or delaying the conversion or transfer of any Series A Share.

          10.13     Each Holder May Enforce Rights.  Notwithstanding any of the
                    ------------------------------
provisions hereof, any Holder, without the consent of any other Holder, or any holder of any Conversion Securities may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation suitable to enforce, or otherwise in respect of, his rights with respect to his Series A Shares or Conversion Securities.

          10.14     Office of the Corporation.  As long as any of the Series A
                    -------------------------
Shares are outstanding, the Corporation shall maintain one or more offices or agencies where the Series A Shares may be presented for conversion and Series A Shares and Conversion Securities may be presented for registration of transfer, division or combination. Series A Shares and Conversion Securities may, in any event, be presented for such purposes at the principal executive offices of the Corporation in the United States.

          10.15     Resolution of Certain Disputes.
                    ------------------------------

          (a) Consultation.  If there shall arise any dispute between the
              ------------
Corporation and the Majority Holders concerning the interpretation, application or operation of the adjustment provisions of Section 10 (other than any such
                                             ----------
dispute referred to in the first sentence of Section 10.8(e), which shall be
                                             ---------------
resolved as stated therein), the Corporation and the Majority Holders will promptly attempt to settle such dispute through consultation and negotiation in good faith and in a spirit of mutual cooperation. If agreement is reached concerning the resolution of such dispute, then such agreement shall be final, conclusive and binding on the Corporation and all holders of Series A Shares.

          (b) Arbitration.  If, on or before the thirtieth day after written
              -----------
notice of such dispute is given by the Corporation to the holders of the Series A Shares or the Majority Holders to the Corporation, such dispute has not been resolved by the agreement of the Corporation and the Majority Holders, such dispute shall be settled by an expedited arbitration proceeding conducted in accordance with the then current Commercial Arbitration rules of the American Arbitration Society in New York, New York by a single arbitrator who satisfies the requirements of Section 10.15(e) and who is mutually acceptable to the
                    ----------------
Corporation and the Majority Holders or, in the event such Persons fail to agree upon such arbitrator within ten Business Days after such written notice of dispute is given, an arbitrator who satisfies such requirements appointed by the American Arbitration Association upon application of either the Corporation or the Majority Holders. Neither the Corporation nor the Majority Holders shall unreasonably withhold its approval of the selection of an arbitrator satisfying the requirements of Section 10.15(e).
                    ----------------

          (c) Certain Provisions Applicable to Arbitration.  The Corporation and
              --------------------------------------------
the Majority Holders shall provide such arbitrator with such information as may be reasonably requested in connection with the arbitration of such dispute and shall otherwise cooperate with each other and such arbitrator in good faith and with the goal of resolving such dispute as promptly as reasonably practicable. The arbitrator shall not have authority to award damages, but shall have only the authority to determine disputes regarding the matters set forth in the first sentence of Section 10.15(a). Subject to the immediately preceding sentence and
            ----------------
to Section 10.15(f), the arbitrator's decision with respect to the dispute
   ----------------
referred to such arbitration shall be final and binding and may be entered in any court with jurisdiction, and the Corporation and the holders of the Series A Shares shall abide by such decision. Each party shall bear its own costs and expenses, including attorney's fees, incurred in connection with any arbitration proceeding, except that the Corporation and the holders of the Series A Shares (as a group) each shall pay one-half of all fees, costs and disbursements of the arbitrator and of or charged by the American Arbitration Society.

          (d) Other Remedies.  The provisions of this Section 10.15 shall not in
              --------------                          -------------
any way limit or otherwise affect (i) the right of any Holder to seek, with regard to the matter in dispute, specific performance or other injunctive relief in any court of competent jurisdiction or (ii) the rights or remedies of any Holder with respect to any claim, controversy or dispute not submitted to and decided by an arbitrator pursuant to this Section 10.15.
                                                           -------------

          (e) Arbitrators.  Each arbitrator appointed pursuant to Section
              -----------                                         -------
10.15(a) shall be an attorney who practices law in New York City, who has
--------
substantial experience in sophisticated corporate and securities transactions generally and in negotiating and drafting "antidilution" provisions of warrants and convertible securities in particular and who has not, and who is not a member or employee of any firm which has, rendered legal services to any of the parties to the dispute or any of their respective Affiliates within the preceding two years and who has no interest (other than the receipt of customary fees for his services as an arbitrator) in the matter in dispute.

          (f) Other Rights Unaffected.  Nothing contained in this Section 10.15
              -----------------------                             -------------
or any other provision hereof is intended to or shall preclude any holder of any Series A Share or Conversion Securities from exercising or pursuing or otherwise limiting or affecting the rights or remedies which such holder may have pursuant to the Purchase Agreement, at law, in equity or otherwise by reason of any matter which is the subject of or basis for any dispute referred to in Section
                                                                       -------
10.15(a) (or any other matter), and the dispute resolution mechanisms provided
--------
for in this Section 10.15 are intended solely as a means of resolving bona fide
            -------------                                             ---- ----
disputes concerning the interpretation, application or operation of the adjustment provisions of Section 10 (other than any such dispute referred to in
                         ----------
the first sentence of Section 10.8(e), which shall be resolved as stated
                      ---------------
therein) or bona fide disputes which the last sentence of Section 10.8(e)
            ---- ----                                     ---------------
provides will be resolved pursuant to this Section 10.15, and not for the
                                           -------------
purpose of determining the rights of holders of Series A Shares or Conversion Securities or the liabilities or obligations of the Corporation, for the purpose of resolving or settling any claim by any such holder of any breach or inaccuracy of any representation or warranty of, or any breach or failure to perform any covenant, agreement or obligation, of the Corporation contained herein or in the Purchase Agreement or any other Transaction Document (as defined in the Purchase Agreement) or any other purpose. Without limiting the generality of the immediately preceding sentence, no decision of any arbitrator appointed pursuant to this Section 10.15 shall have or be given any res judicata
                           -------------                            --- --------
or similar effect in any action, suit or proceeding in which any claim by any holder of any Series A Share or Conversion Securities of any breach or inaccuracy of any representation or warranty of, or any breach or failure to perform any covenant, agreement or obligation, of the Corporation contained herein or in the Purchase Agreement or any other agreement or instrument is to be adjudicated.

          10.16       Reclassification, Consolidation, Merger or Sale,
                      ------------------------------------------------
Conveyance or Lease or Assets.
-----------------------------

          (a) Adjustments.  Unless, as a result of such event, the Series A
              -----------
Shares are redeemed in accordance with Section 6.2 by reason of the election of
                                       -----------
the Majority Holders in accordance with such Section, if any of the following shall occur while any Series A Shares are outstanding:

          (i) any consolidation, merger, binding share exchange or reorganization to which the Corporation is party (other than a consolidation, merger, share exchange or reorganization in which the Corporation is the continuing corporation and which does not result in any reclassification of or change in the outstanding shares of Conversion Securities of any class or series issuable upon conversion of the Series A Preferred Stock); or

          (ii) any sale, conveyance, transfer or lease to another Entity of the properties and assets of the Corporation as an entirety or substantially as an entirety,

then the Corporation or the successor or acquiring Entity, as the case may be, shall thereupon make appropriate provision, reasonably satisfactory to the Majority Holders, so that the holders of the Series A Shares then outstanding shall have the right at any time thereafter, upon conversion of the Series A Shares, to receive the kind and amount of shares of common stock of such successor or acquiring Entity, other capital stock or equity interests, other securities and property receivable or purchasable (as the case may be) upon such reclassification, change, consolidation, merger, sale, conveyance, transfer or lease as would be received by a holder of the number of shares of Common Stock, the number of shares of each other class or series of Conversion Stock and the kind and amount of all other Conversion Securities issuable upon conversion of such Series A Shares immediately prior to such consolidation, merger, sale, conveyance, transfer or lease (after giving effect to all adjustments required by this Section 10, including any adjustment required by Section 10.18 or
        ----------                                       -------------
Section 10.19).  If the holders of the Common Stock, any other shares of
-------------
Conversion Stock or any other Conversion Securities of any class or series have rights of election as to the kind or amount of capital stock or other equity interests, other securities or other property receivable upon consummation of any such transaction, then the same right of election shall be given to the holders of the Series A Preferred Stock. For purposes of this Section 10.16,
                                                               ---------------
"common stock of the successor or acquiring Entity" shall include capital stock (or other equity interests if such Entity is not a corporation) of such Entity of any class which is not preferred as to dividends or assets on liquidation over any other class or series of stock of such corporation (or other equity interests of a non-corporate Entity) and which is not subject to redemption and shall also include any evidences of indebtedness, shares of capital stock, equity interests or other securities which are convertible into or exchangeable for any such capital stock (or other equity interests), either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such capital stock (or other equity interests).

          (b) Express Assumption by Successor or Acquiring Corporation.  In case
              --------------------------------------------------------
of any such merger, consolidation, share exchange, reorganization, or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of these Articles to be performed and observed by the Corporation and all the obligations and liabilities thereunder or otherwise with respect thereto, subject to such modifications as may be deemed appropriate (as determined by resolution of the

Board) in order to provide for adjustments of shares of the capital stock, other securities or other property into which Series A Shares are convertible which shall be as nearly equivalent as practicable to the adjustments provided for in
Section 10. Promptly after the Board makes any such determination, the
----------
Corporation shall deliver to each Holder a written notice which shall describe in reasonable detail the manner and terms so determined.

          (c) Provisions Apply Successively. The foregoing provisions of this
              -----------------------------
Section 10.16 shall similarly apply to successive reorganizations, mergers,
-------------
consolidations or disposition of assets.

          10.17.        Adjustment Relating to Initial Public Offering.
                        ----------------------------------------------

          (a) Applicability; Certain Definitions.  The provisions of this
              ----------------------------------
Section 10.17 shall apply if the Corporation consummates a Qualifying IPO within
-------------
twenty-one months after the Closing Date.  For purposes of this Section:

          (i) the term "IPO Effective Time" means the time of the closing of the consummation of a Qualifying IPO;

          (ii) the term "Offering Price" means the price to the public per share of Common Stock in the Qualifying IPO;

          (iii) the term "Nine Month Adjusted Initial Conversion Price" means the greater of (A) Three Dollars and Fifty Cents or (B) one-half of the Offering Price for such Qualifying IPO (as appropriately adjusted for any stock split and reverse stock split of the Common Stock after the Closing Time and prior to the IPO Effective Time so that such adjusted Offering Price is the price per share which, if it had been proportionately adjusted for all such stock splits and reverse stock splits, would have been equal to the Offering Price); and

          (iv) the term "Twenty-One Month Adjusted Initial Conversion Price" means the greater of (A) Three Dollars and Fifty Cents or (B) one-third of the Offering Price for such IPO (as appropriately adjusted for any stock split and reverse stock split of the Common Stock after the Closing Time and prior to the IPO Effective Time so that such adjusted Offering Price is the price per share which, if it had been proportionately adjusted for all such stock splits and reverse stock splits, would have been equal to the Offering Price); and

          (b) Completion of Qualifying IPO Within Nine Months.  If the Company
              -----------------------------------------------
consummates a Qualifying IPO within nine months after the Closing Date and if one-half of the Offering Price is less than Five Dollars per share (as such amount shall be appropriately adjusted in the event of any stock split or reverse stock split of the Common Stock after the Closing Time and prior to the IPO Effective Time), then:

          (i) the Conversion Price in effect as of the IPO Effective Time shall be recomputed, giving effect to all adjustments provided for in

               Sections 10.1 through 10.8, inclusive, by reason of all events
               -------------         ----
               (including the consummation of the Qualifying IPO, but not including the issuance of the shares of Common Stock sold to the public in the Qualifying IPO) occurring after the Closing Time and as of or prior to the IPO Effective Time, to be the amount which would have been, as of the IPO Effective Time, the Conversion Price of a share of Series A Preferred Stock issued as of the Closing Time and continuing to be outstanding at all times thereafter through and including the IPO Effective Time if the initial Conversion Price as of the Closing Time had originally been equal to the Nine Month Adjusted Initial Conversion Price;

          (ii) the Conversion Rate in effect as of the IPO Effective Time shall be recomputed, giving effect to all adjustments provided for in

               Sections 10.1 through 10.8, inclusive, by reason of all events
               -------------         ----
               (including the consummation of the Qualifying IPO, but not including the issuance of the shares of Common Stock sold to the public in the Qualifying IPO) occurring after the Closing Time and as of or prior to the IPO Effective Time, to be the number of whole and fractional shares of Common Stock and the kind and number or amount of other securities, cash and other property into which a share of Series A Preferred Stock issued as of the Closing Time and continuing to be outstanding at all times thereafter through and including the IPO Effective Time would have been convertible as of the IPO Effective Time if the initial Conversion Rate as of the Closing Time had originally been equal to the number of whole and fractional shares of Common Stock equal to the absolute number determined by dividing (A) the Stated Value of one share of Series A Preferred Stock, by (B) the Nine Month Adjusted Initial Conversion Price;

          (iii) the adjustment to the Conversion Price that otherwise would be required by Section 10.1 by reason of such adjustment of the
                           ------------
               Conversion Rate shall not be made; and

          (iv) effective as of immediately prior to the IPO Effective Time, the Conversion Rate and the Conversion Price of each Series A Share shall be the recomputed Conversion Rate calculated under clause
               (ii) of this sentence and the recomputed Conversion Price calculated under clause (i) of this sentence, respectively.

For the sake of certainty, it is intended that the adjustments provided for herein shall in all events be effective prior to the effectiveness of the conversion of the Series A Preferred Shares pursuant to Section 9.7.
                                                        -----------

          (c) Completion of Qualifying IPO After Nine Months But Within Twenty-
              ----------------------------------------------------------------
One Months.  If the Company consummates a Qualifying IPO more than nine months
----------
after the Closing Date, but within twenty-one months after the Closing Date and if one-third of the Offering Price is less than Five Dollars per share (as such amount shall be appropriately adjusted in the event of any stock split or reverse stock split of the Common Stock after the Closing Time and prior to the IPO Effective Time), then:

          (i) the Conversion Price in effect as of the IPO Effective Time shall be recomputed, giving effect to all adjustments provided for in

               Sections 10.1 through 10.8, inclusive, by reason of all events
               -------------         ----
               (including the consummation of the Qualifying IPO, but not including the issuance of the shares of Common Stock sold to the public in the Qualifying IPO) occurring after the Closing Time and as of or prior to the IPO Effective Time, to be the amount which would have been, as of the IPO Effective Time, the Conversion Price of a share of Series A Preferred Stock issued as of the Closing Time and continuing to be outstanding at all times thereafter through and including the IPO Effective Time if the initial Conversion Price as of the Closing Time had originally been equal to the Twenty-One Month Adjusted Initial Conversion Price;

          (ii) the Conversion Rate in effect as of the IPO Effective Time shall be recomputed, giving effect to all adjustments provided for in

               Sections 10.1 through 10.8, inclusive, by reason of all events
               -------------         ----
               (including the consummation of the Qualifying IPO, but not including the issuance of the shares of Common Stock sold to the public in the Qualifying IPO) occurring after the Closing Time and as of or prior to the IPO Effective Time, to be the number of whole and fractional shares of Common Stock and the kind and number or amount of other securities, cash and other property into which a share of Series A Preferred Stock issued as of the Closing Time and continuing to be outstanding at all times thereafter through and including the IPO Effective Time would have been convertible as of the IPO Effective Time if the initial Conversion Rate as of the Closing Time had originally been equal to the number of whole and fractional shares of Common Stock equal to the absolute number determined by dividing (A) the Stated Value of one share of Series A Preferred Stock, by (B) the Twenty-One Month Adjusted Initial Conversion Price;

          (iii) the adjustment to the Conversion Price that otherwise would be required by Section 10.1 by reason of such adjustment of the
                           ------------
               Conversion Rate shall not be made; and

          (iv) effective as of immediately prior to the IPO Effective Time, the Conversion Rate and the Conversion Price of each Series A Share shall be the recomputed Conversion Rate calculated under clause
               (ii) of this sentence and the recomputed Conversion Price calculated under clause (i) of this sentence, respectively.

For the sake of certainty, it is intended that the adjustments provided for herein shall in all events be effective prior to the effectiveness of the conversion of the Series A Preferred Shares pursuant to Section 9.7.
                                                        -----------

          10.18.        Adjustment Relating to Certain Other Events.
                        -------------------------------------------

          (a) Applicability; Certain Definitions.  The adjustment to the
              ----------------------------------
Conversion Rate and the Conversion Price provided for in Section 10.18(b) shall be made if either (i) the closing of the consummation of a Qualifying IPO by the Corporation does not occur at any time within the period of twenty-one consecutive months after the Closing Date or (ii) a Special Event occurs at any time prior to a Qualifying IPO. For purposes of this Section, the term "Special Event" shall mean either (i) a Sale of Company or (ii) the liquidation, dissolution or winding up of the Corporation. If such adjustment is required pursuant to clause (i) of the first sentence of this Section 10.18(a), the term
                                                     ----------------
"Adjustment Time" shall mean 5:00 P.M., New York City time, on the last day of the period of twenty-one consecutive months after the Closing Date. If such adjustment is required pursuant to clause (ii) of the first sentence of this

Section 10.18(a), the term "Adjustment Time" shall mean the time of the
----------------
particular Special Event.

          (b) Adjustment.  If an adjustment shall be required by Section
              ----------                                         -------
10.18(a), then:
--------

          (i) the Conversion Price in effect as of the Adjustment Date shall be recomputed, giving effect to all adjustments provided for in

               Section 10.1 through 10.8, inclusive, by reason of all events
               ------------         ----
               occurring after the Closing Time and as of or prior to the Adjustment Time, to be the amount which would have been, as of the Adjustment Time, the Conversion Price of a share of Series A Preferred Stock issued as of the Closing Time and continuing to be outstanding at all times thereafter through and including the Adjustment Time if the initial Conversion Price as of the Closing Time had originally been equal to Three Dollars and Fifty Cents;

          (ii) the Conversion Rate in effect as of the Adjustment Time shall be recomputed, giving effect to all adjustments provided for in

               Sections 10.1 through 10.8, inclusive, by reason of all events
               -------------         ----
               occurring after the Closing Time and as of or prior to the Adjustment Time, to be the number of whole and fractional shares of Common Stock and the kind and number or amount of other securities, cash and other property into which a share of Series A Preferred Stock issued as of the Closing Time and continuing to be outstanding at all times thereafter through and including the Adjustment Time would have been convertible as of the Adjustment Time if the initial Conversion Rate as of the Closing Time had originally been equal to the number of whole and fractional shares of Common Stock equal to the absolute number determined by dividing (A) the Stated Value of one share of Series A Preferred Stock, by (B) Three Dollars and Fifty Cents;

          (iii) the adjustment to the Conversion Price that otherwise would be required by Section 10.1 by reason of such adjustment of the
                           ------------
               Conversion Rate shall not be made; and

          (iii) effective as of the Adjustment Time, the Conversion Rate and the Conversion Price of each Series A Share shall be the recomputed Conversion Rate calculated under clause (ii) of the immediately preceding sentence and the recomputed Conversion Price calculated under clause (i) of this sentence, respectively.

          (c) Subsequent Adjustment Events.  From and after the effective time
              ----------------------------
of any adjustment made pursuant to this Section 10.18, the Conversion Rate and
                                        -------------
Conversion Price of each share of Series A Preferred Stock shall continue to be subject to further adjustment as provided in Section 10.
                                             ----------

          10.19.        Additional Adjustment Relating to Certain Changes of
                        ----------------------------------------------------
Control.
-------

          (a) Applicability.  The adjustment provided for in Section 10.19(b)
              -------------                                  ----------------
shall be made if a Change of Control occurs prior to a Qualifying IPO and while any Notes are outstanding. In the event of the occurrence of such a Change of Control (i) the right to convert the 90% of the outstanding shares of Series A Preferred Stock subject to redemption under Section 6.3 shall terminate; (ii)
                                            -----------
the Conversion Rate of each of the balance of 10% the outstanding shares of Series A Preferred Stock shall be adjusted, effective as of the date the notice by the Corporation to the holders of the Series A Shares pursuant to Section
                                                                     -------
6.3(b) is given, to be eleven times the number of whole and fractional shares of
------
Common Stock and eleven times the kind and number or amount of other securities, cash and other property into which a share of Series A Preferred Stock was convertible immediately before such date, giving effect to all adjustments provided for in Sections 10.2 through 10.8, inclusive, and Section 10.18 by
                -------------         ----                 -------------
reason of all events (including the adjustment under Section 10.18 by reason of
                                                     -------------
such Change of Control) after the Closing Time and on, as of or prior to such date; and (iii) all outstanding shares of Series A Preferred Stock adjusted as provided in clause (ii) of such sentence shall (after giving effect to such adjustment) automatically be converted in accordance with Section 9, with the
                                                          ---------
same effect for purposes of Section 9 as if each holder of such shares gave a
                            ---------
notice of conversion pursuant to Section 9.2(a) with respect to the conversion
                                 --------------
of all such shares then held by such holder, provided that all adjustments to
                                             --------
the Conversion Rate and the Conversion Price required pursuant to Section 10 by
                                                                  ----------
reason of any event, transaction or action occurring on or before the date of such conversion shall be made, whether or not the effectiveness of such adjustment is stated by the provision requiring such adjustment to be after the date of such conversion and even if the calculation, nature or size of the adjustment is dependent on facts or events occurring, or not ascertainable until, after such date, including all adjustments required by Section 10.18, and the Corporation
                                            -------------
shall, to the extent necessary, comply with Section 10.8(d). The Series A Shares
                                            ------------
to be included within the ninety percent of the Series A Shares subject to redemption under Section 6.3 and to be included within the ten percent of the
                 -----------
Series A Shares to have their Conversion Rate adjusted and then automatically converted as provided in this Section 10.19 shall be selected on a pro rata
                              -------------                        --- ----
basis from among all holders of the Series A Shares.


Section 11.    Voting Rights.  The Series A Shares shall not carry voting rights
               -------------
except as provided in these Articles and except for any voting rights to which the holders thereof may be or become entitled under the Business Corporation Act of the State of Colorado as in effect from time to time (or any successor statutory provisions) or other applicable law. The foregoing shall not prevent the Corporation from granting, by contract or otherwise, to any holder or holders of any Series A Shares any consent or approval, veto or similar rights of any nature whatsoever. Without the consent of the holders of at least a majority of the number of shares of Series A Preferred Stock then outstanding:

     (i) the Corporation will not amend, alter or repeal (whether by amendment, merger, consolidation or otherwise) (A) these Articles, or (B) the Series A Articles of Amendment;

     (ii) the Corporation shall not, and shall cause each Subsidiary not to, establish, create or acquire any Subsidiary that is not both a Wholly Owned Subsidiary and a Restricted Subsidiary, or consummate or take, or assist any one or more of the holders of its Common Stock or other securities in consummating or taking, any transaction or action which would, if consummated or taken, result in any Subsidiary (that continues to be a Subsidiary after such transaction or action) ceasing to be both a Wholly Owned Subsidiary and a Restricted Subsidiary;

     (iii)the Corporation will not amend, alter or repeal (whether by amendment, merger or consolidation or otherwise) any of the provisions of its Amended Restated Articles of Incorporation or By-laws, or any resolution of the Board or any other instrument establishing and designating any capital stock of the Corporation and determining the relative rights, privileges, powers or preferences thereof so as to effect any adverse change in the rights, privileges, powers, preferences, qualifications, limitations or restrictions of the Series A Preferred Stock or the holders of Series A Shares;

     (iv) the Corporation shall not (A) authorize, create, designate or issue any Senior Stock or Parity Stock, or (B) issue any shares of Series A Preferred Stock except on the Closing Date pursuant to the Purchase Agreement or (C) combine, subdivide or recapitalize the Series A Preferred Stock;

     (v) the Corporation shall not, and shall cause each Subsidiary not to, enter into any agreement with any Person which, in the absence of a default thereunder, would prevent the Corporation from fully performing on a timely basis any of its obligations with respect to the Series A Preferred Stock;

     (vi the Corporation shall not, and shall cause each Subsidiary not to, consolidate with, merge with or into, conclude any binding share exchange with, sell, lease or otherwise dispose of (in one or more transactions) all or substantially all of its assets to any Person or enter into a binding share exchange or similar transaction with any Person other than (A) the merger of a Restricted Subsidiary into the Corporation, with the Corporation being the surviving Person, (B) a disposition of assets of a Restricted Subsidiary to the Corporation or another Restricted Subsidiary or (B) a merger or consolidation exclusively between Restricted Subsidiaries; or

     (vi) the Corporation shall not consummate or take, or assist any one or more of the holders of its Common Stock or other securities in consummating or taking, any transaction or action which would, if consummated, result in a Change of Control or Sale of the Company.

Section 12.    Headings.  The headings of the various sections and subsections
               --------
hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

Section 13.    Terms Generally.  References herein to "these Articles" are to
               ---------------
the Series A Articles of Amendment as the same may be amended from time to time in accordance with Section 19. The definitions of terms contained herein shall
                   ----------
apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The words "herein", "hereof" and "hereunder" and words of similar import refer to these Articles in its entirety and not to any part hereof, unless the context shall otherwise require. All references herein to Sections shall be deemed references to Sections of these Articles, unless the context shall otherwise require. Unless the context shall otherwise require, any references to any agreement or other instrument or to any statute or regulation or any specific section or other provision thereof are to it as amended and supplemented from time to time (and, in the case of a statute or regulation or specific section or other provision thereof, to any successor to such statute, regulation, section or other provision). Unless otherwise expressly provided herein or unless the context shall otherwise require, any provision of this Agreement using a defined term (such as "Subsidiary" or "Wholly Owned Subsidiary") which is based on a specified relationship between one Person and one or more other Persons shall, as of any time, refer to such Persons who have the specified relationship as of that particular time. Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. Unless the context clearly indicates otherwise, "or" shall not be exclusive and means "and/or." When used with reference to any Right or Convertible Security, the term "exercise" means to exercise the right to subscribe for, purchase or otherwise acquire shares of Common Stock represented by such Right or the right to exchange or convert such Convertible Security for or into shares of Common Stock represented by such Convertible Security, and variants of such word (including "exercised" and "exercisable") shall have correlative meanings. Whenever used with respect to any Additional Share of Common Stock or any other share of Common Stock, the word "issue" includes any issuance, sale or other method of transfer or delivery of such share, whether such share is newly issued or is a treasury share and variants of such word (including "issued", "issuance" or "issuable") used with respect to any Additional Share of Common Stock or any other share of Common Stock shall have

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

correlative meanings; therefore, any provision of these Articles which is stated to be applicable if the Corporation issues or shall issue any share is applicable both to a newly issued share and to a treasury share sold or otherwise transferred or delivered. The word "property" shall include assets or property of any kind, real, personal, tangible or intangible.

Section 14.    Actions on Non-Business Days.  If any action or notice is to be
               ----------------------------
taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, and may be taken or given on, the next Business Day.

Section 15.    Severability.  If any provision of these Articles shall be
               ------------
illegal, invalid or unenforceable by reason of any rule of law or public policy, that provision will be enforced to the maximum extent permissible so as to effect the intent thereof and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In any such case, if requested by the Majority Holders, the Corporation will negotiate in good faith to amend these Articles to replace the illegal, invalid or unenforceable language with legal, valid and enforceable language which as closely as possible reflects such intent.

Section 16.    Waivers.  Any provision of these Articles that prohibits, limits
               -------
or restricts actions by the Corporation, or imposes obligations on the Corporation, may be waived in whole or in part, or the application of all or any part of such provision in any particular circumstance or generally may be waived, in each case with the consent of the Majority Holders, either in writing or by vote at a meeting called for such purpose at which the holders of Series A Preferred Stock shall vote as a separate class, unless such waiver, by its terms, has an adverse effect upon the shares of Series A Preferred Stock of any holder that does not affect all shares of Series A Preferred Stock on an equal per share basis, in which case such waiver shall require the prior approval of such holder.

Section 17.    Defects in Notices.  No failure on the part of the Corporation to
               ------------------
give any notice required by any provision of these Articles, nor any delay or defect in any such notice which is given or in the giving thereof, shall adversely affect the rights which the holders of the Series A Preferred Stock would have if such notice had been duly given on a timely basis, and such holders shall be entitled to exercise such rights from and at any time after they acquire actual knowledge of the matters required to be set forth in such notice.

Section 18.    Specific Performance; Injunctive Relief.  In addition to any
               ---------------------------------------
other rights or remedies which may be available at law, in equity or by contract, any holder from time to time of shares of Series A Preferred Stock shall be entitled to obtain in any court of competent jurisdiction specific performance of, or an injunction or other order restraining any act or proposed act by the Corporation which would result in a violation of, any of the terms or provisions of these Articles.

Section 19.    Amendment.  The Series A Articles of Amendment may be amended
               ---------
from time to time by the Board with the affirmative vote at a meeting duly called and held or written consent of the Majority Holders; provided, however,
                                                            --------  -------
any such amendment which, by its terms, would have an adverse effect upon the shares of Series A Preferred Stock of any holders that does not affect all shares of Series A Preferred Stock on an equal per share basis shall also require the prior approval of such holder. Unless otherwise required by mandatory provisions of applicable law, no vote or consent of the holders of any other class or series of the Corporation's stock shall be necessary.

Section 20.    Decisions by Holders Generally.  Unless otherwise expressly
               ------------------------------
provided herein, all decisions and determinations required or permitted to be made hereunder by the holders collectively or as a class (including any decision as to whether to give any consent or approval) shall be made by the Majority Holders. To the maximum extent permitted by law, each Person who is or shall become a holder of any Series A Share waives all fiduciary duties to such Person, if any, that the Majority Holders, the Majority Holders or any other holder otherwise would or might have in its or their capacities as such.

Dated: March 17, 1999



                              CONVERGENT COMMUNICATIONS, INC.



                              By: /s/ Keith V. Burge
                                 ----------------------------------
                              Name:   Keith V. Burge
                              Title:  President



                              By: /s/ Martin E. Freidel
                                 ----------------------------------
                              Name:   Martin E. Freidel
                              Title:  Assistant Secretary

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